UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ZOLL MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZOLL MEDICAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, FEBRUARY 10, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of ZOLL Medical Corporation (the “Company”) will be held on Thursday, February 10, 2011 at 10:00 a.m., local time, at the Conference Center at Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 for the following purposes:

1. To elect three Class I directors of the Company, nominated by the Board of Directors, to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2. To approve an amendment to the Company’s Amended and Restated 2001 Stock Incentive Plan, as amended;

3. To approve an amendment to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan, as amended;

4. To approve a non-binding, advisory resolution regarding executive compensation;

5. To approve a non-binding, advisory resolution regarding the frequency of future non-binding, advisory votes on executive compensation;

6. To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011; and

7. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

Proposal 1 above relates solely to the election of three Class I directors of the Company nominated by the Board of Directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any shareholder of the Company. Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on December 17, 2010 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Shareholders of record of the Company’s common stock, par value $0.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to shareholders via the Internet. Accordingly, you can access the proxy materials and vote at www.envisionreports.com/ZOLL. Instructions for accessing the proxy materials and voting are described below and in the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail. Please review the proxy materials prior to voting.

Your vote is very important. Please vote by one of the following methods:

1.	BY INTERNET, by going to the Internet web address www.envisionreports.com/ZOLL and following the instructions on the Notice you received in the mail and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Click on “Cast Your Vote or Request Materials.” Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on February 10, 2011.

2.	BY TELEPHONE, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by telephone must be received by 1:00 a.m., Central Time, on February 10, 2011.

3.	BY PROXY CARD, if you have requested a proxy card by mail in accordance with the instructions in the Notice, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you attend the Annual Meeting, you may vote in person by ballot even if you have previously voted by Internet, by telephone or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy.

By Order of the Board of Directors

STEPHEN KORN

Secretary

Chelmsford, Massachusetts

December 23, 2010

ZOLL MEDICAL CORPORATION

269 Mill Road

Chelmsford, Massachusetts 01824

PROXY STATEMENT

2011 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, February 10, 2011

December 23, 2010

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ZOLL Medical Corporation (the “Company”) for use at the 2011 Annual Meeting of Shareholders of the Company to be held on Thursday, February 10, 2011 at 10:00 a.m., local time, and at any adjournments or postponements thereof, at the Conference Center at Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to vote upon (1) the election of three Class I directors of the Company, nominated by the Board of Directors, to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; (2) the approval of an amendment to the Company’s Amended and Restated 2001 Stock Incentive Plan, as amended (the “2001 Plan”) to, among other things, make an additional 920,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) available for issuance under the 2001 Plan (the “2001 Plan Amendment”); (3) the approval of an amendment to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan, as amended (the “2006 Plan”) to, among other things, make an additional 35,000 shares of Common Stock available for issuance under the 2006 Plan (the “2006 Plan Amendment”); (4) the approval of a non-binding, advisory resolution regarding executive compensation; (5) the approval of a non-binding, advisory resolution regarding the frequency of future non-binding, advisory votes on executive compensation; (6) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011, and (7) any other matters properly brought before the Annual Meeting.

Voting

This proxy statement and the accompanying Notice of Annual Meeting are first being made available to shareholders on or about December 23, 2010. The Board of Directors has fixed the close of business on December 17, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only shareholders of record of the common stock of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 21,654,458 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them. The presence, in person or by proxy, of holders of at least a majority in interest of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because, with respect to such proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHOLD on the election of each nominee. Votes cast FOR the nominees will count as “yes votes;” and WITHHOLD votes will be excluded entirely from the vote and will have no effect. The approval of the 2001 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval. Votes may be cast FOR, AGAINST or ABSTAIN on the approval of the 2001 Plan Amendment. The approval of the 2006 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval. Votes may be cast FOR, AGAINST or ABSTAIN on the approval of the 2006 Plan Amendment. The approval of a non-binding, advisory resolution regarding executive compensation requires that a majority of the shares voting on such proposal vote FOR such approval. Votes may be cast FOR, AGAINST or ABSTAIN on the approval of the resolution. The approval of a non-binding, advisory resolution regarding the frequency of future, non-binding advisory votes on executive compensation requires that a majority of the shares voting on such proposal vote for one of the three choices of frequency – one year, two years or three years. Votes may be cast ONE YEAR, TWO YEARS, THREE YEARS or ABSTAIN. The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011 requires that a majority of the shares voting on such proposal vote FOR such ratification. Votes may be cast FOR, AGAINST or ABSTAIN on the ratification of the selection of the independent registered public accounting firm for the fiscal year ending October 2, 2011. Abstentions and broker non-votes will have no effect on the outcome of the election of directors, the approval of the 2001 Plan Amendment, the approval of the 2006 Plan Amendment, the approval of a non-binding, advisory resolution regarding executive compensation, the approval of a non-binding, advisory resolution regarding the frequency of future non-binding advisory votes on executive compensation, and the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011.

Your vote is very important. You may vote by one of the following methods:

1.	BY INTERNET, by going to the Internet web address www.envisionreports.com/ZOLL and following the instructions on the Notice you received in the mail and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Click on “Cast Your Vote or Request Materials.” Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on February 10, 2011.

2.	BY TELEPHONE, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by telephone must be received by 1:00 a.m., Central Time, on February 10, 2011.

3.	BY PROXY CARD, if you have requested a proxy card by mail, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you attend the Annual Meeting, you may vote in person by ballot even if you have previously voted by Internet, by telephone, or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy.

Shares represented by a properly executed proxy received prior to the times above and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy (1) will be voted FOR the election of the nominees for the Class I directors of the Company named in this proxy statement, (2) will be voted FOR the approval of the 2001 Plan Amendment, (3) will be voted FOR the approval of the 2006 Plan Amendment, (4) will be voted FOR the approval of a non-binding, advisory resolution regarding executive compensation, (5) will be voted FOR the approval a non-binding, advisory resolution to hold future non-binding, advisory votes on executive compensation every three years, and (6) will be voted FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011. It is not anticipated that any matter other than those set forth in this proxy statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors unanimously recommends a vote (1) FOR the election of the nominees for the Class I directors of the Company named in this proxy statement, (2) FOR the approval of the 2001 Plan Amendment, (3) FOR the approval of the 2006 Plan Amendment, (4) FOR the approval of a non-binding, advisory resolution regarding executive compensation, (5) FOR the approval a non-binding, advisory resolution to hold future non-binding, advisory votes on executive compensation every three years, and (6) FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011.

A shareholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (2) properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities, (3) filing a duly executed proxy bearing a later date, or (4) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any written revocation of a proxy should be sent so as to be delivered to ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824, Attention: Secretary prior to the vote at the Annual Meeting.

The Company’s 2010 Annual Report, including the Company’s audited financial statements for the fiscal year ended October 3, 2010, is being made available to shareholders concurrently with this proxy statement at www.envisionreports.com/ZOLL.

PROPOSAL 1

ELECTION OF DIRECTORS

Currently there are eight members of the Board of Directors. The Board of Directors is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of shareholders. Daniel M. Mulvena, Benson F. Smith and John J. Wallace are currently serving as Class I directors and their term expires at the Annual Meeting. Mr. Mulvena will be retiring from the Board of Directors following the Annual Meeting, and Judith C. Pelham has been nominated by the Board of Directors for election as a Class I director. The Company thanks Mr. Mulvena for his service and appreciates his contributions to the Board of Directors and to the Company. Richard A. Packer and Thomas M. Claflin II are currently serving as Class II directors and will continue to serve until the 2012 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Dr. James W. Biondi, Robert J. Halliday and Lewis H. Rosenblum are currently serving as Class III directors and will continue to serve until the 2013 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

At the Annual Meeting, three Class I directors will be elected to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Judith C. Pelham, Benson F. Smith and John J. Wallace for election as Class I directors (collectively, the “Nominees”). The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if the Nominees nominated by the Board of Directors are unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Proxies may not be voted for a greater number of persons than the number of Nominees. In order to be elected, each Nominee must receive the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF JUDITH C. PELHAM, BENSON F. SMITH AND JOHN J. WALLACE AS CLASS I DIRECTORS TO SERVE UNTIL THE 2014 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the Nominees for election as directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2012 and 2013 based on information furnished to the Company by each Nominee or director. The following information is as of December 1, 2010 unless otherwise specified. The biographical description below for each Nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of the Company. The biographical description of each director who is not standing for election includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director. The Board of Directors did not currently evaluate whether these directors should serve as directors, as the terms for which they have been previously elected continue beyond the annual meeting.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent Of Class
Class I Nominees for Election at the 2011 Annual Meeting

Benson F. Smith	63	2000	18,388	(3)	*

Mr. Smith was appointed Chairman of the Board of Directors of the Company in November 2010. He is the managing partner for the Sales Research Group, a research and consulting organization. Since 1999, Mr. Smith has also been the Chief Executive Officer of BFS & Associates LLC, a company specializing in strategic planning and venture investing. From 2000 until 2005, Mr. Smith also served as a speaker and author at The Gallup Organization, a global research-based consultancy firm. Mr. Smith was formerly President, Chief Operating Officer and a member of the Board of Directors of C.R. Bard, Inc., a medical device company. Mr. Smith worked at C.R. Bard, Inc. in various capacities for 25 years until his retirement in 1998. Mr. Smith currently serves as a director of Rochester Medical Corporation, a medical device company, and Teleflex Incorporated, a specialty engineered product designer and manufacturer, as well as a board member for a variety of academic and health-related organizations. Mr. Smith brings to the Board of Directors his executive leadership experience and his extensive medical device industry experience. Mr. Smith received a B.A. degree from Grinnell College and was a post-graduate Watson Fellow.

John J. Wallace	57	2007	18,000	(4)	*

Mr. Wallace has served as a senior advisor to various companies since June 2007. Prior to this, Mr. Wallace served as Chief Operating Officer of Nova Biomedical Corporation, a medical device company, from 1997 through June 2007. Prior to that, Mr. Wallace served as the Vice President, Operations and Chief Financial Officer of Nova Biomedical Corporation from 1991 through 1997. From 2001 to 2008, Mr. Wallace served as a director of Vision Sciences, Inc., a medical device manufacturer. Mr. Wallace’s brings to the Board of Directors his executive leadership experience, extensive financial expertise and medical device industry experience. Mr. Wallace received his B.S. from Northeastern University and an M.B.A. degree from Babson College.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent Of Class
Judith C. Pelham	65	N/A	0		—

Ms. Pelham is the President Emeritus of Trinity Health, a national system of healthcare facilities, including hospitals, long-term care, home care, psychiatric care, residences for the elderly and ambulatory care, and the third largest Catholic healthcare system in the U.S. Prior to her current position at Trinity Health which she has held since 2005, she was the President and Chief Executive Officer of Trinity Health from 2000 to 2004; the President and Chief Executive Officer of Mercy Health Services, a system of hospitals, home care, long-term care, ambulatory services and managed care, from 1993 to 2000; the President and Chief Executive Officer of the Daughters of Charity Health Services, a network of hospitals, home care and ambulatory services, from 1981 to 1993; and Assistant Vice President of Brigham and Women’s Hospital from 1976 to 1980. Since 1995, Ms. Pelham has been a member of the board of Amgen, Inc., a biotechnology company, where she is a member of the Audit Committee and the Corporate Responsibility & Compliance Committee. Ms. Pelham previously served on the boards of directors of Eclipsys Corporation, a healthcare IT solutions company where she served on its Compensation Committee, and Hospira, Inc., a specialty pharmaceutical delivery company where she was a member of its Audit and Public Policy and Compliance Committees. She also serves on the board of trustees of Smith College. Ms. Pelham brings to the Board of Directors extensive experience in the healthcare industry and a thorough understanding of the nation’s healthcare system and the patient populations served by the Company. Ms. Pelham received a Bachelor of Arts degree at Smith College and a Master’s of Public Health degree from Harvard University.

Class II Continuing Directors—Terms to Expire in 2012

Thomas M. Claflin, II	69	1980	41,604	(5)	*

Mr. Claflin is currently a general partner of TangMei Funds, a manager of investment partnerships focused on investments in publicly traded Chinese companies. Mr. Claflin was previously a principal of Claflin Capital Management, Inc., a venture capital firm which ceased operations in 2009, and general partner of its venture capital partnerships. Mr. Claflin brings to the Board of Directors his financial industry and investing experience. Mr. Claflin received his undergraduate degree from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration.

Richard A. Packer	53	1996	353,850	(6)	1.6%

Mr. Packer joined the Company in 1992 and in 1999 was appointed Chairman of the Board of Directors and Chief Executive Officer. Mr. Packer resigned as Chairman in November 2010, and he continues to serve as Chief Executive Officer. Mr. Packer served as President, Chief Operating Officer and Director from 1996 to his appointment as Chief Executive Officer. From 1992 to 1996, he served as Vice President of Operations of the Company and also served as Chief Financial Officer and Head of North American Sales from 1995 to 1996. From 1987 to 1992, Mr. Packer served as Vice President of various functions for Whistler Corporation, a consumer electronics company. Prior to this, Mr. Packer was a manager with the consulting firm of PRTM/KPMG, specializing in operations of high technology companies. Since April 2007, Mr. Packer has also served as a director of Bruker Corporation, a scientific instruments company. He is currently on Bruker Corporation’s audit committee. Mr. Packer provides a critical contribution to the Board of Directors as a result of his extensive and detailed knowledge of the Company and of the Company’s industry, prospects, customers and strategic marketplace. Mr. Packer received B.S. and M. Eng. degrees from the Rensselaer Polytechnic Institute and an M.B.A. degree from the Harvard Graduate School of Business Administration.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent Of Class
Class III Continuing Directors—Terms to Expire in 2013

James W. Biondi, M.D.	54	1999	37,000	(7)	*

Dr. Biondi, a director of the Company since 1999, founded and has served as Chairman of the Board of Directors of Cardiopulmonary Corp., a medical device company, since 1989 and Chief Executive Officer since 1992. Dr. Biondi also serves as Chairman of the Board of Directors of Ivy Biomedical Systems, Inc., a medical device company. Dr. Biondi brings to the Board of Directors his extensive executive leadership, boardroom and medical device industry experience. Dr. Biondi received a B.S. degree from Rensselaer Polytechnic Institute and a M.D. degree from Albany Medical College.

Robert J. Halliday	56	2003	33,000	(8)	*

Mr. Halliday has served as Executive Vice President and Chief Financial Officer of Varian Semiconductor Equipment Associates, Inc., a manufacturer of semiconductor capital equipment, since October 2006; Executive Vice President, Treasurer and Chief Financial Officer from October 2004 to October 2006; Vice President, Treasurer and Chief Financial Officer from November 2002 to October 2004; and Vice President and Chief Financial Officer from March 2001 to November 2002. Prior to joining Varian Semiconductor, Mr. Halliday was Vice President and Chief Financial Officer of Unica Corporation, a software company. Previously, Mr. Halliday was at Ionics, Incorporated, a global separations technology company. At Ionics, he was Chief Operating Officer in 2000; Vice President of the Consumer Water Group from 1996 to 2000; and Chief Financial Officer from 1990 to 2000. Mr. Halliday brings to the Board of Directors his extensive executive leadership experience and his financial expertise. Mr. Halliday received a B.S. degree from the University of Pennsylvania’s Wharton School and an M.B.A. degree from The Wharton School of Finance.

Lewis H. Rosenblum	67	2008	16,500	(9)	*

Mr. Rosenblum was the President, China Operations for Thermo Fisher Scientific, a scientific instrument and supply company, from January 2006 until his retirement in February 2008. Currently, he serves as the Chief Executive Officer, Chairman of the Board of Directors, and Compensation Committee member of the Board of Directors of Cool Containers, LLC, a company that designs, manufactures and ships containers. He also serves on the Board of Directors of FMP Products. From 2003 until 2005, Mr. Rosenblum served as the President, Clinical Diagnostic Division for Thermo Electron Corporation. From 1997 until December 2002, Mr. Rosenblum served as the President of the Bioscience Technology Division of Thermoquest Corp., a division of Thermo Electron Corporation. Mr. Rosenblum brings to the Board of Directors his extensive executive leadership, experience in and knowledge of international markets and operations, and boardroom experience. Mr. Rosenblum received a B.S.E.E. degree from Drexel University and an M.B.A. degree from the University of Hartford.

Class I Director – Term to Expire Upon Retirement following the 2011 Annual Meeting

Daniel M. Mulvena	62	1998	15,000(10)		*

All directors, nominees and executive officers as a group (17 persons)			903,535(11)		4.2%

*	Less than 1%.
(1)	The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.
(2)

The Company’s calculation of the percentage of shares beneficially owned by the shareholders in this table is based upon the number of shares of the Company’s Common Stock outstanding as of December 1, 2010 (21,598,027), plus for each listed beneficial owner, any shares of Common Stock that the listed beneficial owner has the right to acquire within 60 days of December 1, 2010.
(3)	Includes 15,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 3,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(4)	Represents 18,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 8,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(5)	Includes 15,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 5,000 shares of Common Stock issuance upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(6)	Includes 296,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 177,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(7)	Includes 15,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Includes 22,000 shares owned directly by Dr. Biondi and 2,000 shares owned indirectly for the benefit of minor children. Does not include 3,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(8)	Represents 33,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 3,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(9)	Represents 16,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 7,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(10)	Represents 15,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 3,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(11)	Includes 782,175 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 492,050 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors of the Company held four meetings during the fiscal year ended October 3, 2010. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member that were held during the period he was a director or committee member. The Company’s Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. The Company does not have a formal policy requiring members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, although all directors typically attend. With the exception of Messrs. Mulvena and Smith, all of the directors attended the 2010 Annual Meeting of Shareholders.

The Company has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

Audit Committee

During the 2010 fiscal year, the members of the Audit Committee were Messrs. Smith (as Chairman), Halliday and Wallace. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of The NASDAQ Stock Market LLC and the Securities and Exchange Commission. The Board of Directors has also determined that Mr. Halliday qualifies as the “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has a written charter adopted by the Board of Directors, which was most recently amended by the Board of Directors on November 16, 2010. A copy of the Audit Committee Charter, as amended, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Board of Directors and the Audit Committee have adopted Audit Committee Complaint Procedures, which are available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and assisting the Board of Directors in general oversight and monitoring of management’s and the independent auditor’s participation in the Company’s financial reporting process. The primary objective in fulfilling these responsibilities is to promote and preserve the integrity of the Company’s financial statements and the independence of the Company’s external independent auditor. During the fiscal year ended October 3, 2010, the Audit Committee held five meetings. The Audit Committee’s report on the Company’s audited financial statements for the fiscal year ended October 3, 2010 appears elsewhere in this proxy statement.

Compensation Committee

During the 2010 fiscal year, the members of the Compensation Committee were Messrs. Mulvena (as Chairman) and Rosenblum and Dr. Biondi. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of The NASDAQ Stock Market LLC and the Securities and Exchange Commission. The Company has adopted a Compensation Committee Charter, which was amended and restated by the Board of Directors on November 11, 2008. A copy of the Compensation Committee Charter, as amended and restated, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Compensation Committee (1) annually reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors, officers and members of senior management of the Company; (2) reviews and approves the corporate goals and objectives that may be relevant to the compensation of the Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of the goals and objectives that were set for the Chief Executive Officer and determines the Chief Executive Officer’s compensation based on such evaluation; (3) administers the Company’s 2001 Plan and the 2006 Plan; and (4) prepares the Compensation Committee’s report on executive compensation for inclusion in the

Company’s proxy statements in accordance with Securities and Exchange Commission rules and regulations. From time to time the Compensation Committee will work with the Company’s Chief Executive Officer in fulfilling its responsibilities. During the fiscal year ended October 3, 2010, the Compensation Committee held four meetings and took action by unanimous written consent on one occasion. The Compensation Committee’s report on executive compensation appears elsewhere in this proxy statement.

Nominating and Corporate Governance Committee

During the 2010 fiscal year, the members of the Nominating and Corporate Governance Committee were Messrs. Claflin (as Chairman) and Mulvena. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the rules of The NASDAQ Stock Market LLC and the Securities and Exchange Commission. The Company has adopted a Nominating and Corporate Governance Committee Charter, which was amended and restated by the Board of Directors on November 11, 2008. A copy of the Nominating and Corporate Governance Committee Charter, as amended and restated, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of corporate governance guidelines and periodically reviewing such guidelines and recommending any changes to them. The Company has adopted Corporate Governance Guidelines, which was most recently amended and restated by the Board of Directors on November 16, 2010. A copy of the Corporate Governance Guidelines, as amended and restated, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The recent amendments to the Corporate Governance Guidelines, among other things, (1) provide that the Board of Directors currently believes that the appropriate size of the Board of Directors is between five and ten directors, (2) state that in the event of a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee will determine whether to leave such vacancy open until the next annual meeting of shareholders or to recommend to the Board of Directors a nominee to fill such vacancy, provided that any nominee appointed by the Board of Directors would be subject to election at the next annual meeting of shareholders, (3) limit directors to serving on a maximum of three boards of directors of public companies other than the Company, (4) provide that whenever a director’s principal employment changes to a material extent (such as termination of employment, change in employer, change in title or significant change in responsibilities), such director must promptly submit his or her resignation as a director to the Board of Directors which will then determine whether or not to accept such resignation, (5) provide for a Chief Executive Officer succession plan and (6) provide that no individual who has reached the age of 75 will be nominated for election or re-election to the Board of Directors.

In addition, the Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. One of the enumerated factors under the Corporate Governance Guidelines that the Nominating and Corporate Governance Committee considers when identifying potential nominees is the diversity of present and anticipated Board membership. As a result, both the Board of Directors and the Nominating and Corporate Governance Committee may consider the diversity of background and experience of a director nominee, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity, in order to recruit an appropriate mix of knowledge, skills and experience for the needs of the Company’s business.

The Nominating and Corporate Governance Committee will consider a nominee for election to the Board of Directors recommended by a shareholder of record if the shareholder submits the nomination in accordance with the timing and information requirements of the Company’s Amended and Restated By-Laws, as amended. Such proposal should specify whether the named person(s) should be considered by the Nominating and Corporate Governance Committee for inclusion as a Board of Directors nominee or whether the named person(s) are to be considered shareholder nominees under the Company’s Amended and Restated By-Laws, as amended. Please see the sections of this proxy statement entitled “Other Matters—Shareholder Proposals” for a summary of these requirements. At a minimum, each nominee, whether proposed by a shareholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment, shall have an experience base useful to the Company and complementary to the other directors, and shall be expected to effectively interact with other members of the Board to serve the long-term interests of the Company and its shareholders. The Nominating and Corporate Governance Committee recommended that Judith C. Pelham, Benson F. Smith and John J. Wallace each be nominated for election to serve as Class I directors until the 2014 Annual Meeting of Shareholders. During the fiscal year ended October 3, 2010, the Nominating and Corporate Governance Committee held three meetings.

The Nominating and Corporate Governance Committee has developed a self-assessment process for the Board of Directors. The Board of Directors engages in this self-assessment process on an annual basis.

Information contained in the Company’s website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Director Independence

The Board of Directors has determined that each of Dr. Biondi, Messrs. Claflin, Halliday, Mulvena, Smith, Rosenblum, and Wallace is an “independent director” in accordance with the corporate governance rules of The NASDAQ Stock Market LLC as a result of having no relationship with the Company other than (1) serving as a director and a Board of Directors committee member, (2) receiving related fees as disclosed in this proxy statement, and (3) having beneficial ownership of the Company’s Common Stock as disclosed in the section of this proxy statement entitled “Proposal 1—Election of a Class of Directors—Information Regarding Nominees and Directors.” The Board of Directors has also determined that Ms. Pelham will be an “independent director” in accordance with the corporate governance rules of The NASDAQ Stock Market LLC. Therefore, the Company currently has a majority of “independent directors” and expects to have a majority of “independent directors” upon the retirement of Mr. Mulvena following the Annual Meeting and the potential addition of Ms. Pelham.

Meetings of Independent Directors

Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Dr. Biondi and Messrs. Claflin, Halliday, Mulvena, Smith, Rosenblum, and Wallace. The presiding director for these meetings is Mr. Smith, the Chairman of the Board of Directors. Any interested parties who wish to make their concerns known to the independent directors may avail themselves of the same procedures utilized with respect to the Company’s Audit Committee Complaint Procedures. The Audit Committee Complaint Procedures are available on the Company’s website at www.zoll.com.

Board Leadership Structure

At its November 2010 meeting, the Board of Directors separated the positions of Chairman of the Board of Directors and Chief Executive Officer and elected Mr. Smith as Chairman. Mr. Packer will continue to serve as Chief Executive Officer. Mr. Packer previously served as both Chairman of the Board of Directors and Chief Executive Officer, and the Company believes that that leadership structure served it well in the past. Currently, however, the Board of Directors and Mr. Packer believe that it is in the best interests of the Company that the roles of Chairman of the Board of Directors and Chief Executive Officer be separated and therefore the Corporate Governance Guidelines now provide that the positions be occupied by different individuals.

The Board of Directors believes that this structure enables each person to focus on the individual roles of each position. The Company’s Chief Executive Officer, Mr. Packer, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Smith, the

Chairman, will work with Mr. Packer regarding the provision of information to the Board, preside over meetings of the full Board of Directors and establish the agenda for Board meetings. Mr. Smith will also act as the lead independent director and preside at executive sessions of the independent directors. Although the Company currently believes that separating the Chief Executive Officer and Chairman positions is in the best interests of the Company, the Board of Directors may in the future determine that it would be in the best interests of the Company to combine the roles of Chairman and Chief Executive Officer.

Risk Oversight

The Board of Directors is responsible for overseeing the Company’s risk assessment and management function, considering the Company’s major financial risk exposures and evaluating the steps that the Company’s management has taken to monitor and control such exposures. For example, the Board of Directors receives regular reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and reputational risks. The Company believes that the leadership structure of the Board of Directors supports effective oversight of risk assessment and management.

Risk Considerations in the Company’s Compensation Programs

In connection with the Compensation Committee’s compensation reviews, the Compensation Committee assesses whether the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Based on its review, the Compensation Committee believes that the mix and design of the Company’s compensation plans and policies do not encourage employees to assume excessive risk and therefore are not reasonably likely to have a material adverse effect on the Company. In making this determination, the Compensation Committee considered a number of matters, including the following elements of the Company’s executive compensation plans and policies: (1) the Company sets performance goals that the Company believes are reasonable in light of past performance and market conditions; (2) the long-term vesting for the Company’s equity incentive awards helps to align the interests of management with those of the Company’s shareholders in respect of the Company’s long-term performance; and (3) for fiscal 2010, at least 70% of each named executive officer’s annual cash incentive bonus was based on the satisfaction of corporate performance metrics such as revenues and earnings per share, which serves to minimize the impact of excessive risk taking by any individual member of management.

Communication with the Board of Directors

If you wish to communicate with any of the Company’s directors or the Board of Directors as a group, you may do so by either (1) following the same procedures with respect to the Company’s Audit Committee Complaint Procedures (available on the Company’s website at www.zoll.com), or (2) by writing to the Board of Directors, or such individual director(s) c/o the Secretary, ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824-4105.

The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Secretary will be forwarded promptly to the appropriate addressee(s).

Employee Code of Conduct

The Company has adopted an Employee Code of Conduct, which is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Employee Code of Conduct was amended on November 16, 2010 to provide that no political contributions generally may be made with the Company’s funds and, therefore, no director, officer or employee of the Company may make any contribution of the

Company’s funds to any political candidate or holder of any government office without express permission from the Company’s Chief Executive Officer. The Employee Code of Conduct applies to all employees of the Company and the Board of Directors of the Company, and is meant to provide a general framework for the Company’s expectations with respect to the conduct of its employees and directors.

Procedures and Guidelines Governing Securities Trading

The Company maintains Procedures and Guidelines Governing Securities Trading for transactions relating to the Company’s securities by directors, officers and employees of the Company. Such Procedures and Guidelines Governing Securities Trading, among other things, prohibit directors, officers and employees of the Company from purchasing or selling derivative securities without the prior approval of the Company’s compliance officer.

Stock Ownership Policy

The Board of Directors has adopted a share ownership policy relating to ownership of the Company’s securities by the Company’s Chief Executive Officer and the directors. Subject to the terms of the policy, the Chief Executive Officer is required to acquire over a four-year period and hold shares of Common Stock of the Company equal to two times his or her base salary as of a specified measuring date, and each of the Company’s directors is required to acquire over a four-year period and hold shares of Common Stock of the Company equal to three times the retainer paid to the director as of a specified measuring date. Vested “in the money” stock options are included in the total number of shares owned by the Chief Executive Officer or the directors for purposes of the share ownership policy.

COMPENSATION DISCUSSION AND ANALYSIS

We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs.

We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executives based on the achievement of predetermined corporate and individual goals. This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer, and the other three most highly compensated executive officers as determined in accordance with applicable Securities and Exchange Commission rules, which are collectively referred to as the named executive officers.

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•	attract and retain talented and experienced executives in the highly competitive and dynamic medical device industry;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	align the interests of our executives and shareholders by motivating executives to increase shareholder value and rewarding executives when shareholder value increases;

•

provide a competitive compensation package, which is weighted heavily towards pay for performance and in which a significant portion of total compensation is determined by the achievement of corporate and individual goals which create shareholder value;

•	ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

•	foster a shared commitment among executives by coordinating their corporate and individual goals.

Our Executive Compensation Programs

Our executive compensation primarily consists of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. Overall, we design our executive compensation programs to achieve the objectives described above. In particular, consistent with the significant emphasis we place on performance-based incentive compensation, long-term equity incentive compensation in the form of stock options constitutes a significant portion of our total executive compensation, and also serves as a method for retaining key employees. We also structure our annual cash incentive bonuses to be tied to the achievement of predetermined corporate financial performance goals and individual management objectives.

Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in fiscal 2010 based on a number of factors, including:

•	our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

•	our executives’ performance in past years in general and as measured against predetermined corporate financial performance goals and individual management objectives; and

•	the individual experience, skills, roles, and responsibilities of our executives.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation and a discussion of the amounts of compensation paid to our named executive officers in fiscal 2010 under each of these elements. In the descriptions below, we highlight particular compensation objectives that we have designed specific elements of our executive compensation program to address; however, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program to a greater or lesser extent serves each of our objectives.

Base Salary

We pay our executives a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Although base salaries are established in part based on the individual executive’s experience, skills, and expected contributions during the coming year as well as his or her performance during the prior years, we do not view base salaries as primarily serving our objective of paying for performance.

Consistent with our pay-for-performance compensation philosophy, we weight the total compensation of our named executive officers more heavily towards cash incentive bonuses and long-term equity incentive compensation than we believe is customary for comparable companies. Therefore, while we seek to set the potential total compensation opportunity for our named executive officers at above-average levels, we deliberately underweight base salaries and set those at levels we believe to be below-average in comparison to comparable companies.

In light of the severe, on-going downturn that continues to affect the United States economy and the Company’s business, for fiscal 2010 we froze for the second year in a row the base salaries of our named executive officers, at fiscal 2008 levels. We took this action notwithstanding our continued positive assessment of the performance of these executives.

Annual Cash Incentive Bonuses

Consistent with our emphasis on performance-based incentive compensation programs, our executives are eligible to receive annual cash incentive bonuses primarily based upon their performance as measured against predetermined goals and objectives established by us. Specific criteria for these bonuses are determined based on a combination of qualitative and quantitative measures, the details of which are established each year. These goals vary for each executive based on his or her responsibilities and role within the Company and include corporate financial performance measures, which may include achieving targeted corporate earnings per share growth, revenue growth, return on sales, and cash flow. Each executive may also have a number of goals tied to his or her completion of specific management objectives. Both the corporate financial performance goals and the individual management objectives are intended to require performance that should result in our meeting or exceeding our corporate financial plan. In fiscal 2010, 70% to 82% of the bonus potential for the named executive officers was based on the achievement of corporate financial performance goals and the balance of the bonus potential was based on the achievement of management objectives specifically set for each officer. Moreover, each year we establish an additional bonus opportunity based on, among other factors, our corporate earnings per share for the year exceeding our plan by predetermined percentages. In most years, we have set this additional bonus opportunity at up to 100% of the cash bonus payable on account of otherwise achieving certain of the annual corporate financial performance goals. However, consistent with our cost-cutting initiatives, in 2010 we reduced the maximum potential percentage of this additional bonus to 30%.

For fiscal 2010, we established the targeted annual cash incentive bonus for Mr. Packer to equal approximately 83% of his base salary and for each of the other named executive officers the targeted bonus ranged from approximately 52% to 65% of their respective base salaries. For Mr. Packer, we set his corporate financial performance goals tied to our quarterly and annual earnings per share, earnings per share growth, revenue growth, return on sales, and cash flow. For Mr. Whiton, we set his corporate performance goal based on achieving a predetermined level of earnings per share. In the case of Mr. Rennert, we set his corporate financial performance goals based on achieving a predetermined level of earnings per share as well as the financial performance of our defibrillator business. In the case of Messrs. Flora and Moghadam, we set their corporate financial performance goals based on achieving a predetermined level of earnings per share as well as the revenue growth and contribution of their respective sales regions. We set these corporate financial performance goals for the target amount of annual cash incentive bonuses at levels that we believe will be achieved by our executives a majority of the time. The achievement of corporate financial performance at levels above or below these target goals are intended to provide for correspondingly greater or lesser incentive payments, and are accordingly harder or easier to achieve. We set the corporate financial performance goals for bonuses in excess of the target bonus at levels that we believe will be achieved only as a result of exceptional performance. Our individual management objectives are tailored to the specific roles and responsibilities of each executive and are set at levels that we believe are achievable with strong performance by our executives.

For fiscal 2010, Mr. Packer earned $56,000 for achieving a number of his corporate financial performance goals tied to certain quarterly earnings per share, earnings per share growth, revenue growth, return on sales and cash flow. He also earned $85,000 for satisfying certain specified management objectives related to progress in the LifeVest® and temperature management businesses and efforts with respect to the Company’s regulatory, management, and business development initiatives. Mr. Rennert earned $70,000 on account of his corporate financial performance goals and $18,000 for satisfying specified management objectives. Mr. Whiton earned $27,300 on account of his corporate financial performance goal and $35,000 for satisfying specified management objectives. Mr. Flora earned $34,300 on account of his corporate financial performance goals and $15,000 for satisfying specified management objectives. Mr. Moghadam earned $72,900 on account of his corporate financial performance goals and $20,000 for satisfying specified management objectives.

For our 2010, 2009, 2008, 2007 and 2006 fiscal years, the aggregate annual bonuses paid to the named executive officers as a percentage of their total base salaries were 29%, 17%, 70%, 82% and 78% respectively. These levels of bonuses earned each year by the named executive officers reflect our pay-for-performance strategy in that the named executive officers have earned considerably higher percentage bonuses in those years in which the Company achieved stronger financial performance.

We are subject to the clawback provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act that generally provide that, in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, we will recover from any current or former executive officer who received incentive-based compensation (including stock options awarded as compensation) during the three-year period preceding the date on which we are required to prepare the restatement based on the erroneous data, any excess compensation above what would have been paid under the restatement. We are also subject to certain compensation clawback provisions set forth in the Sarbanes-Oxley Act of 2002.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards in the form of stock options to executives as part of our total compensation package. Consistent with our emphasis on performance-based incentive compensation, these awards represent a significant portion of total executive compensation. We use long-term equity incentive awards in order to align the interests of our executives and our shareholders by providing our executives with strong incentives to increase shareholder value and a significant reward for doing so.

Stock option awards provide our executive officers with the right to purchase shares of our Common Stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with the Company. Stock options have generally vested over four years based on continued employment with the Company. We have made grants to our named executive officers generally on an annual basis. All options are granted at an exercise price equal to the closing price of our Common Stock on the date of grant. Although the Company’s policy had been to grant all of our stock options to executives as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), subject to the volume limitations contained in the Internal Revenue Code, we currently grant all of our stock options as non-qualified stock options. Generally, for stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option was exercised. The holders of the stock options are generally taxed on this same amount in the year of exercise. For stock options that qualify as incentive stock options, we do not receive a tax deduction and the holder of the stock option may receive more favorable tax treatment than he or she would for a non-qualified stock option.

For fiscal 2010, we considered a number of factors in determining the stock options to be granted to our executives, including:

•	the present and expected future value of the stock option grants;

•	our understanding of the amount of equity compensation generally granted by similarly situated companies to their executives with similar roles and responsibilities; and

•	the amount and percentage of our total equity granted to our executives.

We believe that the level of stock options granted to the executives in fiscal 2010 will, during their term, constitute a significant incentive for the executives to improve our overall financial performance and thereby increase the value of our stock.

For fiscal 2010, we granted stock options to each of our named executive officers in the following amounts: Mr. Packer was granted an option to purchase 60,000 shares of our Common Stock; Mr. Rennert was granted an option to purchase 20,000 shares of our Common Stock; and Messrs. Whiton, Flora, and Moghadam were each granted an option to purchase 15,000 shares of our Common Stock.

Broad-Based Benefits Programs

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including health coverage, disability insurance, life insurance and our 401(k) plan. Consistent with our decision to freeze executive base salaries beginning in fiscal 2009, we also excluded the named executive officers from receiving any matching contributions under the Company’s 401(k) plan for the 2009 calendar year. The named executive officers will receive matching contributions from the Company’s 401(k) plan for the 2010 calendar year.

Severance Benefits

We have agreed to provide severance benefits to our named executive officers in the event of, among other things, a change of control. These benefits are designed to promote stability and continuity of our executive management team. We believe that the interests of shareholders will be best served if the interests of our executive management team are aligned with them. We further believe that providing these benefits should eliminate, or at least reduce, the reluctance of our executive management team to pursue potential change of control transactions that may be in the best interests of shareholders.

Further analysis of payments triggered by a change of control is provided beginning on page 22 of this proxy statement.

Our Executive Officer Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for determining the compensation for our executive officers. In determining executive officer compensation, our Compensation Committee annually reviews the performance of our Chief Executive Officer, together with each of the other executive officers. The Chief Executive Officer provides the Compensation Committee with his assessment of the performance of each of these executive officers and makes recommendations with respect to each executive officer’s (other than his own) appropriate base salary, annual cash incentive bonus goals, and potential payments and level of the annual stock option award. Based on this information and analysis, the Compensation Committee then makes the final determination regarding each executive officer’s compensation.

Section 162(m) Limitation

Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1,000,000 paid to the Chief Executive Officer and any other of its three most highly compensated executive officers (other than the Chief Financial Officer). However, compensation which qualifies as “performance based” is excluded from the $1,000,000 limit. The Compensation Committee believes that our stock option grants to date meet the “performance based” criteria and are, therefore, exempt from the limitations on deductibility. The Compensation Committee presently expects that total cash compensation payable for any year to any executive will not exceed the $1,000,000 limit of Section 162(m).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis report beginning on page 13 of this proxy statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report has been furnished by the members of the Compensation Committee:

DANIEL M. MULVENA, Chairman
JAMES W. BIONDI, M.D.
LEWIS H. ROSENBLUM

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All executive officer compensation decisions are made by the Compensation Committee. The current members of the Compensation Committee are Messrs. Mulvena and Rosenblum and Dr. Biondi, none of whom is an officer or employee of the Company. The Company is not aware of any compensation committee interlocks or relationships involving members of the Compensation Committee requiring disclosure in this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for the fiscal years ended October 3, 2010, September 27, 2009 and September 28, 2008, the compensation of the person who served as Chief Executive Officer of the Company, Chief Financial Officer of the Company, and each of the three most highly compensated executive officers of the Company, other than the Chief Executive Officer and Chief Financial Officer.

SUMMARY COMPENSATION TABLE(1)

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Richard A. Packer	2010	$400,000	$85,000	$492,600	$56,000	$840	$1,034,440
Chief Executive Officer	2009	$400,000	$75,000	$475,500	$25,000	$3,840	$979,340
	2008	$400,000	$75,000	$573,000	$230,000	$7,040	$1,285,040

A. Ernest Whiton	2010	$280,000	$35,000	$123,150	$27,300	$840	$466,290
Chief Financial Officer and	2009	$280,000	$45,000	$161,670	$—	$3,840	$490,510
Vice President, Administration	2008	$280,000	$37,000	$114,600	$105,000	$7,040	$543,640

Jonathan A. Rennert (6)	2010	$310,000	$18,000	$164,200	$70,000	$840	$563,040
President	2009	$310,000	$22,500	$237,750	$50,000	$3,840	$624,090

Steven K. Flora	2010	$260,000	$15,000	$123,150	$34,300	$840	$433,290
Vice President—North	2009	$260,000	$15,000	$161,670	$—	$3,840	$440,510
American Sales	2008	$260,000	$10,000	$114,600	$220,000	$7,040	$611,640

Alexander N. Moghadam	2010	$220,000	$20,000	$123,150	$72,900	$739	$436,789
Vice President—International	2009	$220,000	$20,000	$161,670	$—	$3,739	$405,409
Operations	2008	$220,000	$19,000	$171,900	$186,000	$4,293	$601,193

(1)	We do not maintain any pension plans or non-qualified deferred compensation plans.
(2)	Bonus payments include awards to Messrs. Packer, Whiton, Rennert, Flora, and Moghadam and are based on individual management objectives as discussed in the Compensation Discussion and Analysis earlier in this proxy statement with respect to bonus payments in 2010, in the proxy statement filed with the Securities and Exchange Commission on December 22, 2009 in connection with the 2010 Annual Meeting of Shareholders, with respect to bonus payments in 2009, and in the proxy statement filed with the Securities and Exchange Commission on December 18, 2008 in connection with the 2009 Annual Meeting of Shareholders, with respect to bonus payments in 2008. Bonus payments were accrued in the year indicated and paid in the succeeding fiscal year. Thus, the 2008 bonus was paid in fiscal 2009, the 2009 bonus was paid in fiscal 2010 and the 2010 bonus will be paid in fiscal 2011.
(3)	Amounts listed reflect the grant date fair value of stock option awards, excluding the impact of estimated forfeitures, in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The assumptions we used for calculating the grant date fair values are set forth in Notes A and M to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 3, 2010.
(4)

Non-equity incentive plan payments include awards to Messrs. Packer, Whiton, Rennert, Flora, and Moghadam and are based on achievement of corporate financial performance goals as discussed in the Compensation Discussion and Analysis earlier in this proxy statement with respect to non-equity incentive plan payments in 2010, in the proxy statement filed with the Securities and Exchange Commission on December 22, 2009 in connection with the 2010 Annual Meeting of Shareholders with respect to non-equity incentive plan payments in 2009, and in the proxy statement filed with the Securities and Exchange

Commission on December 18, 2008 in connection with the 2009 Annual Meeting of Shareholders with respect to non-equity incentive plan payments in 2008. Bonus payments were accrued in the year indicated and paid in the succeeding fiscal year. Thus, the 2008 non-equity incentive plan payments were paid in fiscal 2009, the 2009 non-equity incentive plan payments were paid in fiscal 2010 and the 2010 non-equity incentive plan payments were paid in fiscal 2011.

(5)	The table below shows the components of this column, which include the Company’s match for each individual’s 401(k) Plan contributions and imputed income related to life insurance benefits:

Name	Year	401(k) Match(a)		Life Insurance		Total “All Other Compensation”
Richard A. Packer	2010 2009 2008	$ $ $	— 3,000 6,200	$ $ $	840 840 840	$ $ $	840 3,840 7,040

A. Ernest Whiton	2010 2009 2008	$ $ $	— 3,000 6,200	$ $ $	840 840 840	$ $ $	840 3,840 7,040

Jonathan A. Rennert	2010 2009	$ $	— 3,000	$ $	840 840	$ $	840 3,840

Steven K. Flora	2010 2009 2008	$ $ $	— 3,000 6,200	$ $ $	840 840 840	$ $ $	840 3,840 7,040

Alexander N. Moghadam	2010 2009 2008	$ $ $	— 3,000 3,554	$ $ $	739 739 739	$ $ $	739 3,739 4,293

(a)	Amounts represent the Company’s match for 401(k) Plan contributions made to the executive in calendar years 2007, 2008 and 2009, as applicable. Consistent with other measures taken by the Company to preserve cash and earnings in the face of decreased business arising from challenging economic conditions, the calendar 2008 amounts above reflect a $3,000 “cap” on the Company match. Additionally, the Company excluded the named executive officers from receiving any matching contributions from the Company’s 401(k) plan for the 2009 calendar year. The Company’s named executive officers will receive matching contributions from the Company’s 401(k) plan for the 2010 calendar year.
(6)	Mr. Rennert joined the Company in June 2008 upon his appointment by the Board of Directors as President.

Grants of Plan-Based Awards

The following table contains information concerning grants of plan-based awards under the Company’s equity and non-equity incentive plans to the named executive officers during the year ended October 3, 2010.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date (1)	Estimated Possible Payouts under Non-Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)(3)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)
Richard A. Packer	11/10/2009				60,000	(5)	$20.23	$492,600
	11/10/2009	—	330,000	—

A. Ernest Whiton	11/10/2009				15,000	(5)	$20.23	$123,150
	11/10/2009	—	145,000	—

Jonathan A. Rennert	11/10/2009				20,000	(5)	$20.23	$164,200
	11/10/2009	—	201,000	—

Steven K. Flora	11/10/2009				15,000	(5)	$20.23	$123,150
	11/10/2009	—	170,000	—

Alexander N. Moghadam	11/10/2009				15,000	(5)	$20.23	$123,150
	11/10/2009	—	135,000	—

(1)	Represents the date on which the Compensation Committee of the Board of Directors approved the grant of stock options under the 2001 Plan and target amounts under the non-equity incentive plan set forth in this table.
(2)	The amounts of these non-equity incentive plan target payments that were earned in fiscal 2010 are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above. More information regarding such payments is discussed in footnote 4 to the Summary Compensation Table and in the Compensation Discussion and Analysis earlier in this proxy statement.
(3)	Stock options granted under the 2001 Plan. Such options vest fully upon a Change of Control, as defined in the 2001 Plan.
(4)	Amounts listed reflect the grant date fair value of stock option awards, excluding the impact of estimated forfeitures, in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The assumptions we used for calculating the grant date fair values are set forth in Notes A and M to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 3, 2010.
(5)	The stock option vests in four equal annual installments commencing on November 10, 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the named executive officers concerning unexercised stock option awards as of October 3, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)

Option Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Richard A. Packer	10,000	—		—	$21.47	11/27/2010
	10,000	—		—	$20.06	2/8/2011
	25,000	—		—	$19.96	4/17/2012
	9,000	—		—	$18.38	4/16/2013
	75,000	—		—	$11.26	11/15/2015
	75,000	25,000	(3)	—	$20.23	11/14/2016
	25,000	25,000	(6)	—	$23.05	11/14/2017
	12,500	37,500	(7)	—	$22.05	11/11/2018
	—	60,000	(9)	—	$20.23	11/10/2019

A. Ernest Whiton	2,000	—		—	$17.23	2/13/2013
	4,000	—		—	$18.38	4/16/2013
	7,000	—		—	$17.27	7/16/2013
	3,000	—		—	$16.64	2/8/2015
	30,000	—		—	$11.26	11/15/2015
	22,500	7,500	(3)	—	$20.23	11/14/2016
	5,000	5,000	(6)	—	$23.05	11/14/2017
	4,250	12,750	(7)	—	$22.05	11/11/2018
	—	15,000	(9)	—	$20.23	11/10/2019

Jonathan A. Rennert	12,500	12,500	(8)	—	$33.67	7/21/2018
	6,250	18,750	(7)	—	$22.05	11/11/2018
	—	20,000	(9)	—	$20.23	11/10/2019

Steven K. Flora	—	5,000	(3)	—	$20.23	11/14/2016
	—	5,000	(6)	—	$23.05	11/14/2017
	—	12,750	(7)	—	$22.05	11/11/2018
	—	15,000	(9)	—	$20.23	11/10/2019

Alexander N. Moghadam	15,000	—		—	$16.64	2/8/2015
	15,000	—		—	$12.00	4/22/2015
	15,000	—		—	$13.03	7/21/2015
	22,000	—		—	$11.26	11/15/2015
	15,000	5,000	(3)	—	$20.23	11/14/2016
	7,500	7,500	(6)	—	$23.05	11/14/2017
	4,250	12,750	(7)	—	$22.05	11/11/2018
	—	15,000	(9)	—	$20.23	11/10/2019

(1)	The number of securities underlying options awards granted on or prior to February 12, 2007, and the exercise price per share of such awards, have been adjusted to reflect the Company’s two-for-one stock split, which was effective February 12, 2007.
(2)	None of the named executive officers have been granted stock awards.
(3)	The option vests in four equal annual installments commencing on November 14, 2007.
(4)	The option vests in four equal annual installments commencing on April 22, 2006.
(5)	The option vests in four equal annual installments commencing on July 21, 2006.
(6)	The option vests in four equal annual installments commencing on November 14, 2008.
(7)	The option vests in four equal annual installments commencing on November 11, 2009.
(8)	The option vests in four equal annual installments commencing on July 21, 2009.
(9)	The option vests in four equal annual installments commencing on November 10, 2010.

Option Exercises and Stock Vested

Set forth in the in the following table are the number of stock options exercised by each of the named executive officers during the fiscal year ended October 3, 2010. None of the named executive officers listed in the table below have stock awards.

OPTION EXERCISES AND STOCK VESTED

	Option Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)(1)(2)	Value Realized on Exercise ($)(3)
Richard A. Packer	150,000	532,215

A. Ernest Whiton	30,000	184,632

Jonathan A. Rennert	—	—

Steven K. Flora	58,750	472,745

Alexander N. Moghadam	3,000	47,981

(1)	Amounts shown represent the aggregate number of shares acquired upon option exercise.
(2)	For option exercises with respect to options granted on or prior to February 12, 2007, the number of shares acquired upon exercise, the exercise price per share, and the market price at the time of exercise have each been adjusted to reflect the Company’s two-for-one stock split, which was effective February 12, 2007. These adjustments do not impact the aggregate amount of value realized upon exercise.
(3)	Amounts reflect the difference between the exercise price of the option and the market price at the time of exercise.

Potential Payments Upon Termination or Change of Control

The named executive officers are entitled to certain compensation in the event of termination of their employment. This section is intended to discuss these post-employment payments, assuming separation from employment on October 1, 2010, the last business day of the 2010 fiscal year, on the terms currently in effect between the named executive officers and us.

Employment Agreement with Richard A. Packer

We have an employment agreement with Mr. Packer, dated July 19, 1996 and amended on November 17, 2008 (the “Employment Agreement”). Under the Employment Agreement, if we terminate Mr. Packer’s employment without Cause, as defined in the Employment Agreement, following a 30 day notice period:

•

we will continue to pay Mr. Packer his base salary, in effect at the time of the termination, for a period of 12-months in installments commencing on the first pay date on or immediately after the 30-day notice period of Mr. Packer’s termination;

•	we will provide Mr. Packer with reasonable and customary outplacement services for the shorter of (a) the 12-month period following termination, or (b) until Mr. Packer accepts a new position; and

•	any stock options held by Mr. Packer will continue to vest over the 12-month period following his termination, as if Mr. Packer were still employed by the Company.

Furthermore, the Employment Agreement provides that all of Mr. Packer’s stock options will fully vest upon the occurrence of a Change of Control, as defined in the 1992 Stock Option Plan.

For example, if Mr. Packer had been terminated without Cause on October 1, 2010, the last business day of the fiscal year, Mr. Packer would have been entitled to severance in the amount of $400,000, reasonable and customary outplacement services of $25,000, assuming that Mr. Packer received such services for a 12-month period, and an incremental value of $700,550 attributable to gains realized for the continued vesting of his unvested stock options based on the closing price of the Common Stock of $31.90 on October 1, 2010.

The Employment Agreement requires a six-month delay to the payment of severance to Mr. Packer to the extent required by Section 409A of the Internal Revenue Code to avoid the imposition of a 20% excise tax. If a six-month delay is required, the initial payment to the executive will include a catch-up amount covering amounts that would otherwise have been paid during the six-month period.

The Employment Agreement also contains a provision that generally prevents Mr. Packer from competing with us or attempting to hire our employees for three years following Mr. Packer’s termination of employment for any reason.

Severance Agreements

In addition to the Employment Agreement with Mr. Packer, we have also entered into a Senior Executive Severance Agreement with Mr. Packer, dated January 21, 2000 and amended November 17, 2008; an Amended and Restated Executive Severance Agreement with Mr. Whiton, dated April 1, 2002 and amended November 11, 2008; and Executive Severance Agreements with each of Messrs. Rennert, dated November 11, 2008; Flora, dated May 6, 2002 and amended December 1, 2008; and Moghadam, dated August 10, 2005 and amended November 11, 2008 (each a “Severance Agreement” and collectively, the “Severance Agreements”). The Severance Agreements provide for certain payments to be made to each of Messrs. Packer, Whiton, Rennert, Flora, and Moghadam in connection with a termination of employment following a Change of Control, as defined in each Severance Agreement.

Severance Agreement with Mr. Packer

If, within 36 months after a Change of Control (as defined in the Severance Agreement), Mr. Packer is terminated by the Company for any reason, or if Mr. Packer terminates his employment for any reason, Mr. Packer is entitled to:

•

a lump sum payment equal to two and one-half times the sum of: (a) Mr. Packer’s salary in effect immediately prior to such termination of employment or the Change of Control (whichever is greater), and (b) Mr. Packer’s most recently paid bonus;

•	continued health and dental insurance coverage for 30 months following termination; and

•	reasonable legal and arbitration fees and expenses incurred by Mr. Packer in enforcing his Severance Agreement.

If, following a Change of Control of the Company, Mr. Packer becomes subject to excise taxes pursuant to Section 4999 of the Internal Revenue Code, the Company will reimburse Mr. Packer for all excise taxes that are imposed pursuant to Section 4999 as well as any income and excise taxes that are payable by Mr. Packer as a result of any such reimbursements for Section 4999 excise taxes.

Mr. Packer’s Severance Agreement requires a six-month delay to the payment of severance to Mr. Packer to the extent required by Section 409A of the Internal Revenue Code to avoid the imposition of a 20% excise tax. If a six-month delay is required, the initial payment to the executive will include a catch-up amount covering amounts that would otherwise have been paid during the six-month period.

Mr. Packer’s Severance Agreement will terminate upon the earlier of (a) the termination of Mr. Packer’s employment prior to a Change of Control; (b) a termination of Mr. Packer’s employment that does not qualify him for the severance benefits set forth above following a Change of Control; or (c) 36 months following a Change of Control.

Severance Agreement with Messrs. Whiton and Rennert

If, within 18 months after a Change of Control (as defined in each Severance Agreement), the applicable executive’s employment terminates in connection with a Terminating Event (defined in the Severance Agreement generally to mean (a) the Company’s termination of the applicable executive’s employment for any reason other than certain enumerated reasons, such as willful dishonesty, conviction of a crime, or failure to perform his duties to the Company, or (b) the applicable executive’s termination of his employment for any reason), the applicable executive is entitled to:

•

a lump sum payment equal to two times the sum of (a) the executive’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (b) the average amount of the bonuses paid to the executive over the prior three years;

•	continued health and dental insurance coverage for 18 months following termination; and

•	reasonable legal and arbitration fees and expenses incurred by the executive in enforcing his Severance Agreement.

If following a Change of Control of the Company, Mr. Whiton or Mr. Rennert becomes subject to excise taxes pursuant to Section 4999 of the Internal Revenue Code, the severance payments will be reduced (but not below zero) so that the payments will not trigger the excise tax, unless the executive would receive greater benefit through the receipt of all severance payments and benefits described above following the payment of all the applicable excise taxes payable under such section.

The Severance Agreements with Messrs. Whiton and Rennert each require a six-month delay to the payment of severance to the extent required by Section 409A of the Internal Revenue Code to avoid the imposition of a 20% excise tax. If a six-month delay is required, the initial payment to the executive will include a catch-up amount covering amounts that would otherwise have been paid during the six-month period.

The Company’s Severance Agreements with Messrs. Whiton and Rennert will each terminate upon the earliest of (a) termination of the executive’s employment prior to a Change of Control, (b) a termination of the executive’s employment after a Change of Control that does not constitute a Terminating Event or (c) 18 months following a Change of Control.

Severance Agreements with each of Messrs. Flora and Moghadam

The Severance Agreements with each of Messrs. Flora and Moghadam provide that if, within 18 months after a Change of Control (as defined in each Severance Agreement), the applicable executive’s employment terminates in connection with a Terminating Event (defined in each Severance Agreement generally to mean (a) the Company’s termination of an executive’s employment for any reason other than certain enumerated reasons, such as willful dishonesty, conviction of a crime, or failure to perform the executive’s duties to the Company, or (b) the Executive’s termination of his employment for Good Reason, as defined in each executive’s respective Severance Agreement), the applicable executive is entitled to:

•

a lump sum payment equal to one and one-half times the sum of (a) the executive’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (b) the average amount of the bonuses paid to the executive over the prior three years;

•	continued health and dental insurance coverage for 18 months following termination; and

•	reasonable legal and arbitration fees and expenses incurred by such executive in enforcing his Severance Agreement.

If, following a Change of Control of the Company, Messrs. Flora or Moghadam becomes subject to excise taxes pursuant to Section 4999 of the Internal Revenue Code, the severance payments will be reduced (but not below zero) so that the payments will not trigger the excise tax, unless the executive would receive a greater benefit through the receipt of all severance payments and benefits described above, following the executive’s payment of all applicable excise taxes payable pursuant to such section.

The Severance Agreements with Messrs. Flora and Moghadam each require a six-month delay to the payment of severance to the extent required by Section 409A of the Internal Revenue Code to avoid the imposition of a 20% excise tax. If a six-month delay is required, the initial payment to the executive will include a catch-up amount covering amounts that would otherwise have been paid during the six-month period.

The Company’s Severance Agreements with Messrs. Flora and Moghadam will each terminate upon the earliest of (a) termination of the executive’s employment prior to a Change of Control, (b) a termination of the executive’s employment after a Change of Control that does not constitute a Terminating Event or (c) 18 months following a Change of Control.

Acceleration of Options upon a Change of Control

Each of the Company’s stock option plans provides that, upon a Change of Control, as defined in the applicable plan, or a Sale Event as defined in the 2001 and 2006 Plans, each stock option will fully vest and the conditions and restrictions on any restricted stock award will be removed. For example, if a Change of Control had occurred on October 1, 2010, the last business day of the fiscal year, Messrs. Packer, Whiton, Rennert, Flora and Moghadam would have received incremental values of $1,582,575, $432,413, $418,088, $403,238 and $425,363, respectively, attributable to gains realized for the continued vesting of their unvested stock options based on the closing price of the Common Stock of $31.90 on October 1, 2010.

The following table outlines certain post-employment payments following a Change of Control of the Company that would be made, assuming separation from the Company and a Change of Control on October 1, 2010, the last business day of the 2010 fiscal year:

	Following a Change of Control
Payments and Benefits	Involuntary Termination by the Company Without Cause		Termination by the Executive for Good Reason
Richard A. Packer
Severance	$1,650,000	(1)(2)	$1,250,000	(2)
Vesting of Stock Option Awards	$1,582,575	(3)	$1,582,575	(3)
Other Benefits	$66,190	(4)	$41,190	(5)
Tax Gross-Up	$—		$—

Total	$3,298,765	(6)	$2,873,765	(7)

A. Ernest Whiton
Severance	$802,667	(8)	$802,667	(8)
Vesting of Stock Option Awards	$432,413	(9)	$432,413	(9)
Other Benefits	$24,714	(10)	$24,714	(10)
Tax Gross-Up	$—		$—

Total	$1,259,794	(11)	$1,259,794	(11)

Jonathan A. Rennert
Severance	$742,875	(8)	$742,875	(8)
Vesting of Stock Option Awards	$418,088	(12)	$418,088	(12)
Other Benefits	$24,714	(10)	$24,714	(10)
Tax Gross-Up	$—		$—

Total	$1,185,677		$1,185,677	(13)

Steven K. Flora
Severance	$585,250	(14)	$585,250	(14)
Vesting of Stock Option Awards	$403,238	(15)	$403,238	(15)
Other Benefits	$24,714	(10)	$24,714	(10)
Tax Gross-Up	$—		$—

Total	$1,013,202		$1,013,202

Alexander N. Moghadam
Severance	$528,150	(14)	$528,150	(14)
Vesting of Stock Option Awards	$425,363	(16)	$425,363	(16)
Other Benefits	$24,714	(10)	$24,714	(10)
Tax Gross-Up	$—		$—

Total	$978,227		$978,227

(1)	The Company will continue to pay Mr. Packer his base salary in effect at the time of termination for a period of 12 months following Mr. Packer’s termination without Cause following a 30 day notice period, as if Mr. Packer had continued to be employed by the Company.
(2)	Mr. Packer is entitled to two and one-half times the sum of: (a) Mr. Packer’s salary in effect immediately prior to the termination of his employment or the Change of Control (whichever is greater), and (b) Mr. Packer’s most recently paid bonus. For purposes of this calculation, we have assumed that the terminating event and the Change of Control both occurred on October 1, 2010.

(3)	Upon a Change of Control, Mr. Packer’s unvested stock options will fully vest, resulting in an incremental value of $1,582,575, attributable to gains realized for the acceleration of his unvested stock options as of October 1, 2010. All values have been calculated using the closing price of $31.90 on October 1, 2010, the last trading day of the 2010 fiscal year.
(4)	This represents: (a) $25,000 for reasonable and customary outplacement services for the 12-month period following Mr. Packer’s termination without cause prior to a Change of Control, assuming that Mr. Packer received such services for the entire 12-month period; and (b) $41,190, the value of continuing Mr. Packer’s health and dental insurance coverage for 30 months following termination of his employment.
(5)	This represents the value of continuing Mr. Packer’s health and dental insurance coverage for 30 months following termination of his employment.
(6)	The Severance Agreement between the Company and Mr. Packer does not distinguish between termination by the Company of Mr. Packer’s employment with or without cause. The Employment Agreement between the Company and Mr. Packer entitles Mr. Packer to receive his base salary then in effect and reasonable and customary outplacement services for a period of 12 months only upon a termination of Mr. Packer’s employment without cause. The amount shown reflects the amount that Mr. Packer would receive if his employment were terminated by the Company without cause following a Change of Control on October 1, 2010. If Mr. Packer were terminated by the Company for any reason other than without cause following a Change of Control on October 1, 2010, Mr. Packer would have received the amount shown less his base salary of $400,000 and less reasonable and customary outplacement services in the amount of $25,000, which would have resulted in his having received approximately $2,873,765.
(7)	The Severance Agreement between the Company and Mr. Packer does not distinguish between termination by Mr. Packer of his employment for any reason or for good reason. Following a Change of Control, if Mr. Packer terminates his employment, Mr. Packer will receive the amount shown.
(8)	The executive is entitled to two times the sum of (a) the executive’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (b) the average amount of the bonuses paid to the executive over the prior three years. For purposes of this calculation, we have assumed that the Terminating Event and the Change of Control both occurred on October 1, 2010.
(9)	Upon a Change of Control, Mr. Whiton’s unvested stock options will fully vest, resulting in an incremental value of $432,413, attributable to gains realized for the acceleration of his unvested stock options as of October 1, 2010. All values have been calculated using the closing price of $31.90 on October 1, 2010, the last trading day of the 2010 fiscal year.
(10)	This represents the value of continuing the executive’s health and dental insurance coverage for 18 months following termination of his employment.
(11)	The Severance Agreement between the Company and Mr. Whiton does not distinguish between termination by Mr. Whiton of his employment for any reason or for good reason. Following a Change of Control, if Mr. Whiton terminates his employment, Mr. Whiton will receive the amount shown.
(12)	Upon a Change of Control, Mr. Rennert’s unvested stock options will fully vest, resulting in an incremental value of $418,088 based on the closing price of $31.90 on October 1, 2010, the last trading day of the 2010 fiscal year. As of October 1, 2010, the exercise prices of Mr. Rennert’s unvested stock options were above the closing price of $31.90.
(13)	The Severance Agreement between the Company and Mr. Rennert does not distinguish between termination by Mr. Rennert of his employment for any reason or for good reason. Following a Change of Control, if Mr. Rennert terminates his employment, Mr. Rennert will receive the amount shown.
(14)	The executive is entitled to one and one-half times the sum of (a) the executive’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (b) the average amount of the bonuses paid to the executive over the prior three years. For purposes of these calculations, we have assumed that the Terminating Event and the Change of Control both occurred on October 1, 2010.

(15)	Upon a Change of Control, Mr. Flora’s unvested stock options will fully vest, resulting in an incremental value of $403,238, attributable to gains realized for the acceleration of his unvested stock options as of October 1, 2010. All values have been calculated using the closing price of $31.90 on October 1, 2010, the last trading day of the 2010 fiscal year.
(16)	Upon a Change of Control, Mr. Moghadam’s unvested stock options will fully vest, resulting in an incremental value of $425,363, attributable to gains realized for the acceleration of his unvested stock options as of October 1, 2010. All values have been calculated using the closing price of $31.90 on October 1, 2010, the last trading day of the 2010 fiscal year.

The amounts shown in the above table do not include payments and benefits to the extent they have been earned prior to the termination of employment or are provided on a non-discriminatory basis generally to salaried employees upon termination of employment. Such payments and benefits include accrued salary and vacation pay.

DIRECTOR COMPENSATION

In fiscal 2010, non-employee directors of the Company received: (a) a $22,000 annual retainer, payable quarterly, (b) a $4,000 annual retainer for the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee, payable quarterly, (c) a $6,000 annual retainer for the Audit Committee Chairman, payable quarterly, (d) a $2,000 meeting fee for each Board of Directors meeting attended, (e) a $750 meeting fee for each Compensation Committee and Nominating and Corporate Governance Committee meeting attended, (f) a $1,000 meeting fee for each Audit Committee meeting attended, and (g) a $500 meeting fee for participation in each telephonic meeting of the Board or a Committee of the Board. In addition, non-employee directors are eligible to receive awards of options to purchase shares of the Company’s Common Stock under the 2006 Plan. The Company also reimburses the non-employee directors for reasonable expenses incurred in connection with their attendance at Board meetings.

Beginning in fiscal 2011, non-employee directors of the Company receive: (a) a $35,000 annual retainer, (b) a $15,000 annual retainer for the Chairman of the Board of Directors, (c) a $15,000 annual retainer for the Chairman of the Audit Committee, (d) a $7,000 annual retainer for membership on the Audit Committee, (e) a $10,000 annual retainer for the Chairman of the Compensation Committee, (f) a $5,000 annual retainer for membership on the Compensation Committee, (g) a $6,000 annual retainer for the Chairman of the Nominating and Corporate Governance Committee and (h) a $3,000 annual retainer for membership on the Nominating and Corporate Governance Committee. All retainers are payable quarterly. In addition, non-employee directors are eligible to receive equity awards under the 2006 Plan. The Company also reimburses the non-employee directors for reasonable expenses incurred in connection with their attendance at Board meetings. The changes made with respect to ZOLL director compensation reflect the elimination of individual meeting fees. These changes were made to recognize that attendance at meetings is an integral part of a director’s responsibilities and should not be separately compensated. The Board of Directors believes that this compensation structure is becoming a “best practice” for boards and better serves the interests of the Company and its shareholders.

Non-Employee Directors’ Stock Option Plan

The Company’s Non-Employee Directors’ Stock Option Plan, which was adopted in April 1996 and expired in April 2006, provided that each director of the Company who was not also an employee of the Company would be granted an option to purchase 20,000 shares of the Common Stock (as adjusted for the Company’s two-for-one stock split, effective as of February 12, 2007). Each non-employee director of the Company who served in such position on April 23, 1996, the effective date of the plan, received an option grant as of that date. Each non-employee director who was first elected to the Board of Directors after that date was automatically granted an option to purchase 20,000 shares of Common Stock on the date such person was initially elected to the Board of Directors (as adjusted for the Company’s two-for-one stock split, effective as of February 12, 2007). The exercise price of options granted under the plan was equal to the fair market value of the Common Stock on the date of grant. All options granted under the plan vest in four equal annual installments beginning on the first anniversary of the date of grant. Additionally, all options granted under the plan vest fully upon a change of control, as described in the plan.

Amended and Restated 2006 Non-Employee Director Stock Option Plan

A summary of certain features of the 2006 Plan is set forth under Proposal 3 below. On November 16, 2010, the Board of Directors of the Company approved certain amendments to the 2006 Plan which are being submitted to shareholders for approval at the Annual Meeting. The Board of Directors amended the 2006 Plan on November 16, 2010 to, among other things, eliminate the automatic grant of an option to purchase 20,000 shares to a non-employee director upon his or her initial election to the Board of Directors and to provide the ability for the Board of Directors to grant restricted stock and restricted stock units to non-employee directors. In addition to this initial grant, the Board of Directors often awarded on an annual basis a further grant to each non-employee director of an option to purchase 2,000 shares. The amendments to the 2006 Plan eliminate the mandatory initial option award. Instead, the Board of Directors intends to grant smaller initial equity incentive awards and to increase the annual equity incentive grants. The Board of Directors believes that this approach will more effectively compensate the non-employee directors for their continued service on the Board of Directors and better reward their contributions to the Board of Directors and the Company. In addition, the Board of Directors believes that awarding restricted stock and restricted stock units to non-employee directors will further align the interests of non-employee directors and shareholders. The Board of Directors believes that the award of restricted stock and restricted stock units reflects what are becoming current trends in board compensation.

On November 10, 2009, the Company awarded to each of its non-employee directors a non-qualified stock option to purchase 2,000 shares of Common Stock pursuant to the 2006 Plan. The exercise price of each such stock option is $20.23 per share (the closing price of the Common Stock on the date of grant).

Director Summary Compensation Table

The table below summarizes the compensation paid to non-employee directors for the fiscal year ended October 3, 2010. Directors who are employees receive no additional compensation for Board service.

DIRECTOR COMPENSATION(1)(2)

Name	Fees Earned or Paid in Cash ($)(3)	Option Awards ($)(4)	Other Compensation ($)(5)	Total ($)
James W. Biondi, M.D.	$32,750	$19,760	$58,635	$111,145
Thomas M. Claflin, II	$37,250	$19,760	$58,635	$115,645
Robert J. Halliday	$34,500	$19,760	$58,635	$112,895
Daniel M. Mulvena	$36,000	$19,760	$58,635	$114,395
Benson F. Smith	$40,000	$19,760	$58,635	$118,395
Lewis H. Rosenblum	$32,250	$19,760	$88,115	$140,125
John J. Wallace	$34,500	$19,760	$78,915	$133,175

(1)	Mr. Packer, our Chief Executive Officer, is not included in this table as he is an employee of the Company and receives no compensation for his services as a director. The compensation received by Mr. Packer as an employee of the Company is shown in the Summary Compensation Table.
(2)	We do not maintain any non-equity incentive plans, pension plans, or non-qualified deferred compensation plans for the benefit of our directors. No directors received any other compensation other than what is listed above.
(3)	Total reflects fees and retainers earned.
(4)	Amounts listed reflect the grant date fair value of stock option awards, excluding the impact of estimated forfeitures, in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The assumptions we used for calculating the grant date fair values are set forth in Notes A and M to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 3, 2010.
(5)	Assuming a Change of Control of the Company on October 1, 2010, the last trading day of the 2010 fiscal year, the directors’ stock options would have fully vested, as described in the Company’s 2006 Plan and Non-Employee Director Stock Option Plan. The amounts listed reflect the incremental value attributable to gain realized upon the acceleration of the unvested stock option grants that would have vested upon the Change of Control of the Company and have not actually been received by the directors. All values have been calculated using the closing price of $31.90 on October 1, 2010, the last trading day of the 2010 fiscal year.

The following table sets forth information with respect to the directors concerning outstanding stock option awards as of October 3, 2010.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) (Exerciseable)	Number of Securities Underlying Unexercised Options (#) (Unexerciseable)		Option Exercise Price ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
James W. Biondi, M.D.	11/6/2002	2,000	—		$17.56	$22,120
	11/9/2004	2,000	—		$16.52	$19,440
	11/15/2005	4,000	—		$11.26	$23,620
	11/14/2006	3,000	1,000	(2)	$20.23	$42,160
	11/14/2007	1,000	1,000	(3)	$23.05	$22,920
	11/11/2008	500	1,500	(5)	$22.05	$23,080
	11/10/2009	—	2,000	(7)	$20.23	$19,760

Thomas M. Claflin, II	11/6/2002	2,000	—		$17.56	$22,120
	11/9/2004	2,000	—		$16.52	$19,440
	11/15/2005	4,000	—		$11.26	$23,620
	11/14/2006	3,000	1,000	(2)	$20.23	$42,160
	11/14/2007	1,000	1,000	(3)	$23.05	$22,920
	11/11/2008	500	1,500	(5)	$22.05	$23,080
	11/10/2009	—	2,000	(7)	$20.23	$19,760

Robert J. Halliday	7/16/2003	20,000	—		$17.27	$207,800
	11/9/2004	2,000	—		$16.52	$19,440
	11/15/2005	4,000	—		$11.26	$23,620
	11/14/2006	3,000	1,000	(2)	$20.23	$42,160
	11/14/2007	1,000	1,000	(3)	$23.05	$22,920
	11/11/2008	500	1,500	(5)	$22.05	$23,080
	11/10/2009	—	2,000	(7)	$20.23	$19,760

Daniel M. Mulvena	11/6/2002	2,000	—		$17.56	$22,120
	11/9/2004	2,000	—		$16.52	$19,440
	11/15/2005	4,000	—		$11.26	$23,620
	11/14/2006	3,000	1,000	(2)	$20.23	$42,160
	11/14/2007	1,000	1,000	(3)	$23.05	$22,920
	11/11/2008	500	1,500	(5)	$22.05	$23,080
	11/10/2009	—	2,000	(7)	$20.23	$19,760

Lewis H. Rosenblum	1/28/2008	10,000	10,000	(4)	$26.90	$281,600
	11/11/2008	500	1,500	(5)	$22.05	$23,080
	11/10/2009	—	2,000	(7)	$20.23	$19,760

Benson F. Smith	11/6/2002	2,000	—		$17.56	$22,120
	11/9/2004	2,000	—		$16.52	$19,440
	11/15/2005	4,000	—		$11.26	$23,620
	11/14/2006	3,000	1,000	(2)	$20.23	$42,160
	11/14/2007	1,000	1,000	(3)	$23.05	$22,920
	11/11/2008	500	1,500	(5)	$22.05	$23,080
	11/10/2009	—	2,000	(7)	$20.23	$19,760

John J. Wallace	4/27/2007	15,000	5,000	(6)	$25.51	$264,800
	11/14/2007	1,000	1,000	(3)	$23.05	$22,920
	11/11/2008	500	1,500	(5)	$22.05	$23,080
	11/10/2009	—	2,000	(7)	$20.23	$19,760

(1)	Amounts listed reflect the grant date fair value of stock option awards, excluding the impact of estimated forfeitures, in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The

assumptions we used for calculating the grant date fair values are set forth in Notes A and M to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 3, 2010.

(2)	The option vests in four equal annual installments commencing on November 14, 2007.
(3)	The option vests in four equal annual installments commencing on November 14, 2008.
(4)	The option vests in four equal annual installments commencing on January 28, 2009.
(5)	The option vests in four equal annual installments commencing on November 11, 2009.
(6)	The option vests in four equal annual installments commencing on April 27, 2008.
(7)	The option vests in four equal annual installments commencing on November 10, 2010.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•

Discussed with the independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•

Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

•

Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

BENSON F. SMITH, Chairman

ROBERT J. HALLIDAY

JOHN J. WALLACE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the accounting firm of BDO USA, LLP to serve as its independent registered public accounting firm for the 2010 fiscal year. BDO USA, LLP has served as the Company’s independent registered public accounting firm since June 23, 2008. A representative of BDO USA, LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Audit Fees

During fiscal 2010, the aggregate fees and expenses billed by BDO USA, LLP for the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, internal control reporting, statutory filings and services related to registration statements totaled $862,000. During fiscal 2009, the aggregate fees and expenses billed by BDO USA, LLP for the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, internal control reporting, statutory filings and services related to registration statements totaled $870,000.

Audit-Related Fees

During fiscal 2010, the aggregate fees and expenses billed by BDO USA, LLP related to services for accounting consultations totaled $9,500. During fiscal 2009, the aggregate fees and expenses billed by BDO USA, LLP related to services for accounting consultations totaled $9,100.

Tax Fees

During fiscal 2010, there were no fees and expenses billed for professional services rendered by BDO USA, LLP for tax compliance, tax advice, and tax planning services. During fiscal 2009, there were no fees and expenses billed for professional services rendered by BDO USA, LLP for tax compliance, tax advice, and tax planning services.

All Other Fees

During fiscal 2010, there were no fees and expenses billed for professional services rendered by BDO USA, LLP to the Company not covered in the three preceding paragraphs. During fiscal 2009, there were no fees and expenses billed for professional services rendered by BDO USA, LLP to the Company not covered in the three preceding paragraphs.

The Audit Committee must pre-approve all audit and permitted non-audit services to be provided by the Company’s independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the Securities and Exchange Commission. Each year, the Audit Committee approves the appointment of the independent registered public accounting firm to audit the Company’s financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provision of such services, including non-audit services, by BDO USA, LLP is compatible with maintaining BDO USA, LLP’s independence and has concluded that it is.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Raymond C. Zemlin, the Assistant Secretary of the Company, is a partner in the law firm of Goodwin Procter LLP, outside counsel to the Company.

Pursuant to the Audit Committee Charter, as amended, all related party transactions are reviewed on an ongoing basis by the Audit Committee and all such transactions must be approved by the Audit Committee. The term “related party” includes: directors, director nominees, executive officers, 5% shareholders and their respective immediate family members and other persons sharing their households and generally covers related person transactions that meet the minimum threshold for disclosure under relevant Securities and Exchange Commission rules. Such related person transactions generally involve amounts exceeding $120,000. The purpose of the review is to determine that such transactions are conducted on terms not materially less favorable than what would be usual and customary in transactions between unrelated persons and, in the case of transactions involving directors, to determine whether such transactions affect the independence of a director in accordance with the relevant rules and standards issued by the Securities and Exchange Commission and The NASDAQ Stock Market LLC.

The Company’s Director of Governance (a member of the Company’s finance and accounting staff), in consultation with the Company’s legal department, identifies any potential related party transactions and if he determines that a transaction constitutes a related person transaction, provides relevant details to the Audit Committee. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions.

During the 2010 fiscal year, the Company was not a participant in any related party transactions that required disclosure under this heading.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission and the NASDAQ Stock Market LLC. Such directors, executive officers, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended October 3, 2010, each director, executive officer, and 10% shareholder of the Company’s securities made timely filings of all reports required by Section 16 of the Exchange Act with the exception of Ward Hamilton, the Company’s Senior Vice President, Marketing, who filed one late Form 4 on June 1, 2010.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED

2001 STOCK INCENTIVE PLAN

Proposal

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On November 16, 2010, the Board of Directors approved a number of amendments to the 2001 Plan, including an amendment that increases the aggregate number of shares authorized for issuance under the 2001 Plan by 920,000 shares to 4,170,000 shares of Common Stock. This amendment that increases the number of shares authorized for issuance under the 2001 Plan, permits the award of performance-based awards and restricted stock units and provides for a term expiring on November 16, 2020 is referred to in this proxy statement as the 2001 Plan Amendment and was adopted by the Board of Directors subject to shareholder approval. The proposed 2001 Plan Amendment is designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to the Company’s officers, employees and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee.

The proposed 2001 Plan Amendment, among other things, provides for an increase in the number of shares authorized for issuance and the ability for the Board of Directors to grant restricted stock units and performance-based awards. Consistent with the Company’s emphasis on performance-based incentive compensation, long-term incentive awards represent a significant portion of total executive compensation. The Company weights the total compensation of the named executive officers more heavily towards cash incentive bonuses and long-term equity incentive compensation than the Company believes is customary for comparable companies. Therefore, while the Company seeks to set the potential total compensation opportunity for named executive officers at above-average levels, the Company deliberately underweights base salaries and sets those at levels it believes to be below-average in comparison to comparable companies. The Board of Directors believes that awarding restricted stock units and performance-based awards, in addition to stock options that have historically been granted, will further align the interests of employees and shareholders and reflects what are becoming current trends in executive compensation. Accordingly, the 2001 Plan Amendment will enable the Company to continue to award a significant portion of executive compensation in the form of long-term incentive awards and permit the award of restricted stock and restricted stock units for the reasons stated above.

A copy of the 2001 Plan (as amended by the proposed 2001 Plan Amendment) is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Summary of Material Amendments to the 2001 Plan

The proposed 2001 Plan Amendment would:

•

increase the aggregate number of shares authorized for issuance under the 2001 Plan by 920,000 shares to 4,170,000 shares of Common Stock, with no more than 470,000 of such shares being authorized for issuance as restricted stock awards;

•	permit the award of performance-based awards and restricted stock units;

•	generally prohibit a repricing through cancellation and re-grants or cancellation of stock options in exchange for cash; and

•	provide for a term of the 2001 Plan expiring on November 16, 2020.

Based solely on the closing price of the Company’s Common Stock as reported by the NASDAQ Global Select Market on October 1, 2010 and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase described herein, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2001 Plan is $43,729,477. The shares issued under the 2001 Plan will be authorized but unissued shares or shares that the Company reacquires. The shares of Common Stock underlying any awards that are forfeited, canceled, expire or are otherwise terminated (other than by exercise) under the 2001 Plan are added back to the shares of Common Stock available for issuance under the 2001 Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award to cover the exercise price or tax withholding will not be added to the number of shares authorized for issuance under the 2001 Plan Amendment.

Summary of the 2001 Plan

The following description of certain features of the 2001 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2001 Plan that is attached hereto as Appendix A.

Plan Administration. The 2001 Plan is administered by the Compensation Committee. The Compensation Committee has full power to, among other things, select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of non-qualified stock options, restricted stock and restricted stock units awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2001 Plan. The Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, and not subject to Section 162(m) of the Internal Revenue Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2001 Plan are those full or part-time officers, employees, and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 206 individuals are currently eligible to participate in the 2001 Plan, which includes 17 officers and 189 employees who are not officers.

Plan Limits. The maximum award of stock options granted to any one individual will not exceed 250,000 shares of Common Stock (subject to adjustment for stock splits and similar events) during any 12-month period.

Stock Options. The 2001 Plan permits the granting of options to purchase Common Stock that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code. Non-qualified options may be granted to eligible employees and key persons of the Company or its subsidiaries. The option exercise price of each option is determined by the Compensation Committee at the time of grant but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose is made by reference to market quotations of the shares of Common Stock on the NASDAQ Global Select Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in the Company’s capital structure.

The term of each option is fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the

Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2001 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value that does not exceed the aggregate exercise price.

Restricted Stock. The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain pre-established performance goals and objectives and/or continued employment with the Company through a specified restricted period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Change of Control Provisions. The 2001 Plan provides that upon the effectiveness of a “change of control” or a “sale event” as defined in the 2001 Plan, except as otherwise provided by the Compensation Committee with respect to particular awards, all stock options automatically become fully exercisable and the restrictions and conditions on restricted stock awards or restricted stock units with time-based conditions and continued employment conditions will be deemed removed. Upon the effective time of a sale event, the 2001 Plan and all outstanding awards under the 2001 Plan will terminate unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. In addition, in the case of a sale event in which the Company’s shareholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2001 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2001 Plan, to certain limits in the 2001 Plan, and to any outstanding awards to reflect stock dividends, stock splits, and similar events.

Tax Withholding. Participants in the 2001 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or vesting of other awards.

Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of Common Stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2001 Plan, and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of The NASDAQ Stock Market LLC, any amendments that materially change the terms of the 2001 Plan are subject to approval by the Company’s shareholders. Amendments are also subject to approval by the Company’s shareholders if and to the extent determined by the Compensation Committee to be required to ensure that compensation earned under the 2001 Plan qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Effective Date of 2001 Plan. The 2001 Plan was originally adopted by the Board of Directors on November 8, 2001 and approved by the Company’s shareholders on February 12, 2002. The 2001 Plan was subsequently amended and restated by the Board of Directors on December 17, 2003 and amended by the Board of Directors on November 15, 2005, with the Company’s shareholders approving such amendments on February 11, 2004 and January 26, 2006, respectively. The Board of Directors adopted certain amendments to the 2001 Plan on November 11, 2008, which were approved by the Company’s shareholders on January 20, 2009. The Board of Directors adopted certain amendments to the 2001 Plan on November 16, 2010. The Board of Directors also approved the 2001 Plan Amendment on November 16, 2010, subject to approval by the Company’s shareholders. The 2001 Plan Amendment will become effective upon approval by the Company’s shareholders. No awards may be granted under the 2001 Plan after November 16, 2020.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2001 Plan to a “Covered Employee” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)), qualify as “performance-based compensation” under Section 162(m) of the Code, the 2001 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Company’s Common Stock; economic value-added, funds from operations or similar measures; sales or revenue; acquisitions or strategic transactions; operating income (loss); cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets, equity, or investment; stockholder returns; return on sales; gross or net profit levels; productivity; expense; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of Common Stock; sales or market shares; and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 150,000 shares of Common Stock for any performance cycle.

New Plan Benefits

Because the grant of awards under the 2001 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2001 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2001 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during fiscal 2010: each named executive officer; all current executive officers, as a group; and all employees who are not executive officers, as a group.

	Options		Restricted Stock
Name and Position	Average Exercise Price	Number (#)	Number (#)
Richard A. Packer	$20.23	60,000	—
Ernest A. Whiton	$20.23	15,000	—
Jonathan A. Rennert	$20.23	20,000	—
Steven K. Flora	$20.23	15,000	—
Alexander N. Moghadam	$20.23	15,000	—
All current executive officers, as a group	$20.75	145,000	—
All current employees who are not executive officers, as a group	$23.33	175,050	21,800

Tax Aspects Under the Internal Revenue Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2001 Plan. It does not describe all federal tax consequences under the 2001 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2001 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award vests or becomes non-forfeitable.

Parachute Payments. The vesting of any portion of an option or restricted stock award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Internal Revenue Code, the Company’s deduction for certain awards under the 2001 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the principal financial officer) receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue Code). The 2001 Plan is structured to allow certain awards to qualify as performance-based compensation.

Vote Required for Approval

The approval of the 2001 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2001 PLAN AMENDMENT.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Proposal

The purpose of the 2006 Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company or any of its subsidiaries to serve as members of the Board of Directors of the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On November 16, 2010, the Board of Directors approved a number of amendments to the 2006 Plan, including an amendment that increases the aggregate number of shares authorized for issuance under the 2006 Plan by 35,000 shares to 192,500 shares of Common Stock. This amendment that increases the number of shares authorized for issuance under the 2006 Plan, permits the award of restricted stock awards and restricted stock units and provides for a term expiring on November 16, 2020 is referred to in this proxy statement as the 2006 Plan Amendment and was adopted by the Board of Directors subject to shareholder approval. The proposed 2006 Plan Amendment is designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to the Company’s non-employee directors to ensure that the Company can continue to grant awards to such persons at levels determined to be appropriate by the Compensation Committee.

The Board of Directors amended the 2006 Plan on November 16, 2010 to, among other things, eliminate the automatic grant of an option to purchase 20,000 shares to a non-employee director upon his or her initial election to the Board of Directors and to provide in the 2006 Plan Amendment for an increase in the number of shares authorized for issuance and the ability for the Board of Directors to grant restricted stock and restricted stock units to non-employee directors. In addition to this initial stock option grant, the Board of Directors often awarded on an annual basis a further grant to each non-employee director of an option to purchase 2,000 shares. The amendments to the 2006 Plan eliminate the mandatory initial option award. Instead, the Board of Directors intends to grant smaller initial equity incentive awards and to increase the annual equity incentive grants. The Board of Directors believes that this approach will more effectively compensate the non-employee directors for their continued service on the Board of Directors and better reward their contributions to the Board of Directors and the Company. In addition, the Board of Directors believes that awarding restricted stock and restricted stock units to non-employee directors will further align the interests of non-employee directors and shareholders. The Board of Directors believes that the award of restricted stock and restricted stock units reflects what are becoming current trends in board compensation. Accordingly, the 2006 Plan Amendment will enable more long-term incentive awards to be made to non-employee directors on an annual basis and permit the award of restricted stock and restricted stock units for the reasons stated above.

A copy of the 2006 Plan (as amended by the proposed 2006 Plan Amendment) is attached as Appendix B to this proxy statement and is incorporated herein by reference.

Summary of Material Amendments to the 2006 Plan

The proposed 2006 Plan Amendment would:

•	increase the aggregate number of shares authorized for issuance under the 2006 Plan by 35,000 shares to 192,500 shares of Common Stock;

•	permit the award of restricted stock awards and restricted stock units;

•	generally prohibit a repricing through cancellation and re-grants or cancellation of stock options in exchange for cash; and

•	provide for a term of the 2006 Plan expiring on November 16, 2020.

Based solely on the closing price of the Company’s Common Stock as reported by the NASDAQ Global Select Market on October 1, 2010 and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase described herein, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2006 Plan is $2,950,750. The shares issued under the 2006 Plan will be authorized but unissued shares or shares that the Company reacquires. The shares of Common Stock underlying any awards that are forfeited, canceled, expire or are otherwise terminated (other than by exercise) under the 2006 Plan are added back to the shares of Common Stock available for issuance under the 2006 Plan.

Summary of the 2006 Plan

The following description of certain features of the 2006 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2006 Plan that is attached hereto as Appendix B.

Plan Administration. The 2006 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select the non-employee directors to whom awards will be granted and to determine the time of grant and the number of options, restricted stock awards or restricted stock units granted to the non-employee directors, subject to the provisions of the 2006 Plan.

Eligibility. Persons eligible to participate in the 2006 Plan are the directors of the Company that are not employees of the Company or its subsidiaries. All seven non-employee directors are currently eligible to participate in the 2006 Plan.

Stock Options. The 2006 Plan permits the granting of options that do not so qualify as incentive stock options under Section 422 of the Internal Revenue Code. The option exercise price of each option is determined by the Compensation Committee at the time of grant but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose is made by reference to market quotations of the shares of Common Stock on the NASDAQ Global Select Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in the Company’s capital structure. The term of each option shall be ten years from the date of grant. Options become exercisable in four equal annual installments over a four-year period beginning on the first anniversary of the date of grant but may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2006 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value that does not exceed the aggregate exercise price.

Restricted Stock. The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain pre-established performance goals and objectives and/or continued service on the Board of Directors through a specified restricted period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued service on the Board of Directors through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Change of Control Provisions. The 2006 Plan provides that upon the effectiveness of a “change of control” or a “sale event” as defined in the 2006 Plan, all stock options automatically become fully exercisable and the restrictions and conditions on restricted stock awards or restricted stock units will be deemed removed. Upon the effective date of a sale event, the 2006 Plan and all outstanding options under the 2006 Plan will terminate unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. In addition, in the case of a sale event in which the Company’s shareholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2006 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2006 Plan and to any outstanding awards to reflect stock dividends, stock splits, and similar events.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2006 Plan and the Compensation Committee may at any time amend or cancel any outstanding stock option for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding stock option without the holder’s consent. To the extent required under the rules of The NASDAQ Stock Market LLC, any amendments that materially change the terms of the 2006 Plan are subject to approval by the Company’s shareholders.

Effective Date of 2006 Plan. The 2006 Plan was originally adopted by the Board of Directors on November 15, 2005 and approved by the Company’s shareholders on January 25, 2006. The Board of Directors adopted certain amendments to the 2006 Plan on November 11, 2008, and such amendments were approved by the Company’s shareholders on January 20, 2009. The Board of Directors also approved the 2006 Plan Amendment on November 16, 2010, subject to approval by the Company’s shareholders. The 2006 Plan Amendment will become effective upon approval by the Company’s shareholders. No stock options, restricted stock awards or restricted stock units may be granted under the 2006 Plan after November 16, 2020.

New Plan Benefits

The grant of stock options under the 2006 Plan is within the discretion of the Compensation Committee. Thus, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2006 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2006 Plan, the following table provides information concerning the benefits that were received by the non-employee directors during fiscal 2010.

	Options
Name and Position	Average Exercise Price	Number (#)
Non-Employee Directors	$20.23	14,000	(1)

(1)	Represents an option to purchase 2,000 shares of Common Stock at an exercise price of $20.23 per share granted to each of Dr. Biondi and Messrs. Claflin, Halliday, Mulvena, Rosenblum, Smith and Wallace on November 10, 2009.

Tax Aspects Under the Internal Revenue Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2006 Plan. It does not describe all federal tax consequences under the 2006 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2001 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award vests or becomes non-forfeitable.

Parachute Payments. The vesting of any portion of an option that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Vote Required for Approval

The approval of the 2006 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2006 PLAN AMENDMENT.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Company’s stock incentive plans as of October 3, 2010:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders:	2,084,011	(1)	$19.35	508,330	(2)
Equity compensation plans not approved by security holders:	—		N/A	—
Total	2,084,011	(1)	$19.35	508,330	(2)

(1)	Does not include 40,154 shares of restricted Common Stock issued under the 2001 Plan, since such shares are issued and outstanding.
(2)	Includes 54,327 shares available for issuance as restricted Common Stock under the 2001 Plan.

PROPOSAL 4

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is providing shareholders with the opportunity to vote on the compensation of the Company’s named executive officers as disclosed in this proxy statement. This is commonly known as a “say-on-pay” vote. The Company is required to include this non-binding, advisory vote in its proxy statement no less frequently than once every three years. At the Annual Meeting, the Company is presenting to shareholders the following non-binding, advisory resolution regarding the approval of the compensation of the named executive officers:

“RESOLVED, that the shareholders of the Company approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.”

The compensation of the Company’s named executive officers that is the subject of the foregoing resolution is the compensation disclosed in the sections titled “Compensation Discussion and Analysis,” “Executive Compensation,” “Summary Compensation Table,” “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year End,” “Option Exercises and Stock Vested,” and “Potential Payments upon Termination or Change in Control.” You are encouraged to carefully review these sections.

The section of this proxy statement titled “Compensation Discussion and Analysis” includes a detailed discussion of each of the following as it relates to the Company’s named executive officers:

•	the objectives of the Company’s compensation programs;

•	what the Company’s compensation programs are designed to reward;

•	each element of compensation;

•	why the Company chooses to pay each element of compensation;

•	how the Company determines the amount (and, where applicable, the formula) for each element to pay; and

•	how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives.

The Board of Directors unanimously recommends that shareholders approve the foregoing resolution for the same reasons that the Company decided to provide this compensation to its named executive officers as articulated in the “Compensation Discussion and Analysis” section.

Vote Required; Effect of Vote

The approval of the resolution in this Proposal 3 requires that a majority of the shares voting on this Proposal 4 vote FOR such approval. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 4.

The resolution that is the subject of this Proposal 4 is a non-binding, advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether it is approved or not and will not be construed as overruling a decision by the Company or the Board of Directors or to create or imply any change to the fiduciary duties of the Company or the Board of Directors or any additional fiduciary duties for the Company or the Board of Directors. Furthermore, because this non-binding, advisory resolution primarily relates to compensation of the Company’s named executive officers that has already been paid or contractually committed, there is generally no opportunity for the Company to revisit those decisions. However, the Compensation Committee does intend to take the results of the vote on this Proposal 4 into account in its future decisions regarding the compensation of the Company’s named executive officers.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS RESOLUTION.

PROPOSAL 5

NON-BINDING, ADVISORY VOTE ON FREQUENCY OF FUTURE NON-BINDING,

ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is providing shareholders with the opportunity to vote to determine whether the Company should submit to shareholders a say-on-pay vote similar to Proposal 4 of this proxy statement every one, two or three years. The Company is required to include this non-binding, advisory vote in its proxy statement no less frequently than once every six years. At the Annual Meeting, the Company is presenting to shareholders the following non-binding, advisory resolution regarding the approval of the frequency of a say-on-pay vote:

“RESOLVED, that the shareholders of the Company approve the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Exchange Act every:

•	one year;

•	two years; or

•	three years.”

At the Annual Meeting, shareholders may cast a vote on the frequency of a say-on-pay vote by choosing the option of one year, two years, three years or abstaining from voting.

The Board of Directors believes that, of the three choices, submitting a non-binding, advisory say-on-pay resolution to shareholders every three years is the most appropriate choice. The Company believes that shareholder feedback every three years will be more useful as it will provide shareholders with a sufficient period of time to evaluate the overall compensation of the named executive officers, the components of that compensation and the effectiveness of that compensation. The amount of compensation and mix of components of such compensation in any one year may differ from year to year, and the three year period will provide shareholders with a more complete view of the amount and mix of that compensation. The triennial say-on-pay vote will provide shareholders with the benefit of assessing over a period of years whether the components of the compensation paid to the named executive officers have achieved positive results for the Company.

In particular, the three-year period will provide shareholders with the ability to assess the effectiveness of the Company’s awards of long-term incentive compensation. Consistent with the Company’s emphasis on performance-based incentive compensation, these long-term incentive awards represent a significant portion of total executive compensation. The Company weights the total compensation of the named executive officers more heavily towards cash incentive bonuses and long-term equity incentive compensation than the Company believes is customary for comparable companies. Therefore, while the Company seeks to set the potential total compensation opportunity for named executive officers at above-average levels, the Company deliberately underweights base salaries and sets those at levels it believes to be below-average in comparison to comparable companies. The Company uses long-term equity incentive awards in order to align the interests of the Company’s executives and the Company’s shareholders by providing executives with strong incentives to increase shareholder value and a significant reward for doing so. A triennial vote will enable shareholders to evaluate the effectiveness of long-term equity incentive awards, which is a significant portion of executive compensation, in achieving these objectives over a longer period of time, which is consistent with the long-term nature of this form of compensation and the Company’s corresponding long-term business strategies and objectives.

Vote Required; Effect of Vote

The approval of any of the three choices set forth in the resolution above in this Proposal 5 requires that a majority of the shares voting on this Proposal 5 vote FOR such resolution. Because there are three alternatives, it is possible that none of the three choices will receive a majority of the votes cast. In that case, applicable law provides that none of the three alternatives will have been approved. However, shareholders will still be able to communicate their preference with respect to this vote by choosing from among these three alternatives. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 5.

The resolution that is the subject of this Proposal 5 is a non-binding, advisory resolution. Accordingly, neither the approval of one of the three choices nor the failure to approve any of the three choices will have any binding legal effect and the actions of the stockholders on this resolution will not be construed as overruling a decision by the Company or the Board of Directors or to create or imply any change to the fiduciary duties of the Company or the Board of Directors or any additional fiduciary duties for the Company or the Board of Directors. However, the Board of Directors does intend to take the results of the vote on this Proposal 5 into account in its decision regarding the frequency with which the Company submits say-on-pay votes to shareholders in the future.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE TO HOLD A SAY-ON-PAY VOTE EVERY THREE YEARS.

PROPOSAL 6

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL

YEAR ENDING OCTOBER 2, 2011

The Audit Committee of the Board of Directors of the Company has selected the accounting firm of BDO USA, LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending October 2, 2011, subject to approval of BDO USA, LLP’s proposed fee schedule. BDO USA, LLP has served as the Company’s independent registered public accounting firm since June 23, 2008. BDO USA, LLP is considered by the Audit Committee to be well qualified. A representative of BDO USA, LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions.

Although the Company is not required to submit the ratification of the selection of its independent registered public accounting firm to a vote of shareholders, the Audit Committee of the Board of Directors believes that it is sound policy to do so. In the event that the majority of the votes cast are against the selection of BDO USA, LLP, the Audit Committee will consider the vote and the reasons for it in future decisions on the selection of independent registered public accounting firms. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different registered public accounting firm if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.

Vote Required For Approval

The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011 requires that a majority of the shares voting on such proposal vote FOR such ratification.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 2, 2011.

OTHER MATTERS

Principal and Management Shareholders

Unless otherwise indicated, the following table presents information regarding beneficial ownership of the Company’s Common Stock as of December 1, 2010 by (a) each of the named executive officers and (b) the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company’s Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information was provided by the shareholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table. Unless otherwise indicated, the address for the individuals below is the Company’s address.

Name and Address of Beneficial Owner	No. of Shares Beneficially Owned (1)(2)	Percent of Class
Richard A. Packer(3)	353,850	1.6%
A. Ernest Whiton(4)	81,250	*
Jonathan A. Rennert(5)	30,000	*
Alexander N. Moghadam(6)	110,500	*
Steven K. Flora(7)	4,000	*

Capital Research Global Investors(8)	2,003,022	9.3%
333 South Hope Street
Los Angeles, CA 90071

Blackrock, Inc.(9)	2,134,983	9.9%
40 East 52nd St.
New York, NY 10022

*	Less than 1%.

(1)	The shareholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.
(2)	The Company’s calculation of the percentage of shares beneficially owned by the shareholders in this table is based upon the number of shares of Common Stock outstanding as of December 1, 2010 (21,598,027), plus for each listed beneficial owner, any shares of Common Stock that the listed beneficial owner has the right to acquire within 60 days of December 1, 2010. The number of shares beneficially owned by holders of 5% or more of the Company’s voting securities is based on the applicable filings with the Securities and Exchange Commission.
(3)	Includes 296,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of December 1, 2010. Does not include 177,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 1, 2010.
(4)	Represents 81,250 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days of December 1, 2010. Does not include options to purchase 62,750 shares of Common Stock, which are not exercisable within 60 days of December 1, 2010.
(5)	Represents 30,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days of December 1, 2010. Does not include options to purchase 90,000 shares of Common Stock, which are not exercisable within 60 days of December 1, 2010.
(6)	Represents 110,500 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days of December 1, 2010. Does not include options to purchase 48,500 shares of Common Stock, which are not exercisable within 60 days of December 1, 2010.
(7)	Represents 4,000 shares of Common Stock held by Robert W. Baird & Co., Inc. TTEE FBO Steven K. Flora IRA. Does not include options to purchase 42,250 shares of Common Stock, which are not exercisable within 60 days of December 1, 2010.
(8)	Based on the share information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2010.
(9)	Based on the share information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2010.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, on the Internet website www.envisionreports.com/ZOLL and by telephone, the directors, officers, and employees of the Company may also solicit proxies personally, by telephone or by mail without special compensation for such activities. The Company will also request persons, firms, and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Shareholder Proposals

For a proposal of a shareholder to be included in the Company’s proxy statement for the Company’s 2011 Annual Meeting of Shareholders, it must be received at the principal executive offices of the Company on or before August 25, 2011. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

In addition, the Company’s Amended and Restated By-Laws, as amended, provide that any shareholder wishing to nominate a director or have a shareholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Amended and Restated By-laws, to the Company at its principal executive offices (a) not less than 75 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of shareholders or special meeting in lieu thereof (the “Anniversary Date”) or (b) in the case of a special meeting of shareholders in lieu of the annual meeting or in the event that the annual meeting of shareholders is called for a date more than 30 calendar days prior to the Anniversary Date, not later than the close of business on (i) the 10th calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to shareholders or (2) the date on which the date of such meeting was publicly disclosed or (ii) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day). For next year’s scheduled annual meeting, the deadline for submission of notice is November 27, 2011. Any proposal or nomination submitted after November 27, 2011 will be untimely. Any such proposal should be mailed to: ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824, Attention: Secretary. Any shareholder wishing to nominate a director or have a shareholder proposal considered at an annual meeting must also comply with certain other procedures set forth in the Amended and Restated By-laws. For example, the Amended and Restated By-laws were amended in 2009 to (a) clarify that the advance notice By-Law provisions apply to all shareholder proposals and nominations, (b) include a requirement that a shareholder that submits notice of business to be brought before an annual meeting of shareholders must update and supplement the notice, if necessary, so that the required information is true and correct as of the record date for such annual meeting as well as 10 business days prior to such annual meeting, and (c) include a requirement that the shareholder or a qualified representative of the shareholder that intends to present business at an annual meeting of shareholders appear at such annual meeting to present any such business.

On August 25, 2010, the Securities and Exchange Commission adopted amendments to the federal proxy rules that will implement a new system of “proxy access,” under which a shareholder or group of shareholders meeting eligibility requirements can require a public company, such as the Company, to include a limited number of director nominees proposed by the shareholder in management’s proxy materials. The proxy access procedure is in addition to the director nomination procedure described in the preceding paragraphs and nomination provisions set forth in the Company’s By-laws. The proxy access rules are principally set forth in Securities and Exchange Commission Rule 14a-11.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

PLEASE REVIEW THE PROXY MATERIALS AT WWW.ENVISIONREPORTS.COM/ZOLL AND VOTE BY INTERNET, BY TELEPHONE OR BY PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE.

ZOLL MEDICAL CORPORATION

December 23, 2010

Appendix A

ZOLL MEDICAL CORPORATION

AMENDED AND RESTATED

2001 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees and other key persons (including consultants) of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Stock Options, Restricted Stock Awards and Restricted Stock Units.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Corporate Transaction” is defined in Section 15(c)(iii).

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Effective Date” means the date on which the Plan was approved by stockholders as set forth in Section 17.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Directors” is defined in Section 15(c)(ii).

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award or Restricted Stock Units granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Restricted Stock Units. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Restricted Stock” is defined in Section 6(a).

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“Restricted Stock Units” means an Award of phantom stock units granted pursuant to Section 7.

“Sale Event” is defined in Section 3(c).

“Sale Price” is defined in Section 3(c).

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” or “Subsidiaries” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Voting Securities” is defined in Section 15(c)(i).

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Non-Qualified Stock Options, Restricted Stock Awards or Restricted Stock Units or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award, provided that the Administrator generally shall not exercise such discretion to accelerate Awards subject to Sections 6 and 7 except in the event of the grantee’s death, disability or retirement, or a change in control (including a Sale Event);

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the price of Restricted Stock and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Indemnification. Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be increased from 3,250,000 to 4,170,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 470,000 shares shall be issued in the form of Restricted Stock Awards. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be added to the shares authorized for grant under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no individual grantee may be granted Stock Options to acquire, in the aggregate, more than 250,000 shares of Stock during any 12-month period under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Restricted Stock Awards, (ii) the number of Stock Options that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made in the case of a Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

(d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan.

(a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(D) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

SECTION 6. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price, if any, as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Restricted Stock Awards granted under the Plan shall be granted for, and in consideration of, past services rendered to the Company or a Subsidiary or other lawful consideration. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such Award agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to dividends and the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and/or its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any), from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries, and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

SECTION 7. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award agreement.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with dividend equivalent rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 8. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award or Restricted Stock Units payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 150,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof).

SECTION 9. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 9(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 9(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 9(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

SECTION 10. TAX MATTERS

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

(c) Notice of Election Under Section 83(b). Each Restricted Stock grantee making an election under Section 83(b) of the Code and the rulings and regulations thereunder, will provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service. In the event a Restricted Stock grantee does not provide to the Company a copy of a valid election under Section 83(b) of the Code filed with the Internal Revenue Service with respect to a Restricted Stock Award, the Company may presume that no such election was filed and, accordingly, withheld from any payments (including salary and bonuses) otherwise payable to the Restricted Stock grantee in order to comply with any withholding obligation arising upon the termination of any restriction.

SECTION 11. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 12. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion to permit a repricing (or decrease in exercise price) of outstanding Stock Options or effect repricing through cancellation and re-grants or cancellation of Stock Options in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan Amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 15. CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 15:

(a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable.

(b) Except as otherwise provided in the applicable Award agreement, conditions and restrictions on outstanding Restricted Stock Awards or Restricted Stock Units which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 16. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 16(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(g) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 17. EFFECTIVE DATE OF PLAN

This Amended and Restated Plan became effective on November 16, 2010, following approval by the holders of a majority of the votes cast at the 2011 Annual Meeting of Stockholders of the Company. No grants of Stock Options, Restricted Stock or Restricted Stock Units may be made hereunder after November 16, 2020.

SECTION 18. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 8, 2001

DATE APPROVED BY STOCKHOLDERS: February 12, 2002

DATE AMENDMENT AND RESTATED APPROVAL BY THE BOARD OF DIRECTORS: December 17, 2003

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS: February 11, 2004

DATE 2005 AMENDMENTS APPROVED BY THE BOARD OF DIRECTORS: November 15, 2005

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS: January 25, 2006

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 11, 2008

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS: January 20, 2009

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 16, 2010

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS:

Appendix B

ZOLL MEDICAL CORPORATION

AMENDED AND RESTATED

2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the ZOLL Medical Corporation Amended and Restated 2006 Non-Employee Director Stock Option Plan (the “Plan”). The purpose of the Plan is to promote the interests of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company or any Subsidiary (as defined below) to serve as members of the Board of Directors of the Company (the “Board”). It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Stock Options, Restricted Stock Awards and Restricted Stock Units.

“Change of Control” is defined in Section 12.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Corporate Transaction” is defined in Section 12(b)(iii).

“Effective Date” means the date on which the Plan was approved by stockholders as set forth in Section 14.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Directors” is defined in Section 12(b)(ii).

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock” is defined in Section 6(a).

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“Restricted Stock Units” means an Award of phantom stock units granted pursuant to Section 7.

“Sale Event” is defined in Section 3(c).

“Sale Price” is defined in Section 3(c).

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” or “Subsidiaries” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Voting Securities” is defined in Section 12(b)(i).

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY

(a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Non-Employee Directors (in either case, the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to select the Non-Employee Directors to whom Awards may from time to time be granted; to determine the time or times of grant, and the extent, if any, of Non-Qualified Options, Restricted Stock Awards or Restricted Stock Units or any combination of the foregoing granted to any one or more Non-Employee Directors; to determine the number of shares of Stock to be covered by any Award; to at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Indemnification. Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be increased from 157,500 to 192,500, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards granted hereunder or any options granted under the Company’s Non-Employee Director’s Stock Option Plan, originally adopted in 1996 (the “1996 Plan”), which are forfeited, canceled, or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options automatically granted to Non-Employee Directors, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made in the case of a Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

SECTION 4. ELIGIBILITY

Only individuals who are Non-Employee Directors may be granted an Award under this Plan.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan.

(a) Grants of Stock Options.

(i) Grants. The Board, in its discretion, may on one or more occasions grant Options to one or more Non-Employee Directors.

(ii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be 100 percent of the Fair Market Value on the date of grant.

(iii) Option Term. The term of each Stock Option shall be 10 years after the date the Stock Option is granted.

(iv) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable in four equal annual installments over a four-year period beginning on the first anniversary of the date of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(v) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(D) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

SECTION 6. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price, if any, as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Restricted Stock Awards granted under the Plan shall be granted for, and in consideration of, past services rendered to the Company or a Subsidiary or other lawful consideration. Conditions may be based on a continuing service relationship and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such Award agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to dividends and the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, if any, if a grantee’s service relationship with the Company and/or its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any), from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of his or her service relationship with the Company and its Subsidiaries, and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

SECTION 7. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on a continuing service relationship and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award agreement.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with dividend equivalent rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of his or her service relationship with the Company and its Subsidiaries for any reason.

SECTION 8. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 8(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 8(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 8(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

SECTION 9. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 10. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion to permit a repricing (or decrease in exercise price) of outstanding Stock Options or effect repricing through cancellation and re-grants or cancellation of Stock Options in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, Plan Amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 11. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 12:

(a) Each outstanding Stock Option shall automatically become fully exercisable.

(b) Conditions and restrictions on outstanding Restricted Stock Awards and Restricted Stock Units will be removed.

(c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all

“affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 13. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 13(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an award.

(d) Other Compensation Arrangements; No Continued Service Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any Non-Employee Director any right to continued service with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(f) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 14. EFFECTIVE DATE OF PLAN

This Amended and Restated Plan became effective on November 16, 2010, following approval by the holders of a majority of the votes cast at the 2011 Annual Meeting of Stockholders of the Company. No grants of Stock Options, Restricted Stock or Restricted Stock Units may be made hereunder after November 16, 2020.

SECTION 15. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 15, 2005

DATE APPROVED BY STOCKHOLDERS: January 25, 2006

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 11, 2008

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS: January 20, 2009

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 16, 2010

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS:

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on February 10, 2011.
Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/ZOLL
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 6 and FOR 3 YEARS in Proposal 5.

				For	Against	Abstain	+.
1. Proposal to elect the following persons, nominated by the Board of Directors, as Class I Directors to serve until the 2014 Annual Meeting and until their successors are duly elected and qualified:			2. Proposal to approve an amendment to the Company’s Amended and Restated 2001 Stock Incentive Plan, as amended.	☐	☐	☐
	For	Withhold	3. Proposal to approve an amendment to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan, as amended.	☐	☐	☐
01 - Judith C. Pelham	☐	☐	4. Proposal to approve a non-binding, advisory resolution regarding executive compensation.	☐	☐	☐
02 -Benson F. Smith	☐	☐		1 Yr	2 Yrs	3 Yrs	Abstain
			5. Proposal to approve a non-binding, advisory resolution regarding the frequency of future non-binding, advisory votes on executive compensation.	☐	☐	☐	☐
03 - John J. Wallace	☐	☐		For	Against	Abstain
			6. Proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011.	☐	☐	☐
7. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) or postponement(s) thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

ZOLL MEDICAL CORPORATION

Dear Shareholder,

Please take note of the important information regarding the Company’s management and financial results enclosed with this proxy card.

Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark one box for each proposal on the proxy card on the reverse side to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual meeting of Shareholders to be held February 10, 2011.

Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

Sincerely,

ZOLL MEDICAL CORPORATION

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — ZOLL Medical Corporation

Annual Meeting of Shareholders

February 10, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of ZOLL Medical Corporation (the “Company”) held by the undersigned as of the close of business on December 17, 2010 at the Annual Meeting of Shareholders to be held at the Conference Center at Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on February 10, 2011, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR the election of the three nominees for Class I Directors, FOR Proposals 2, 3, 4 and 6 and FOR 3 YEARS in Proposal 5; with discretionary authority to vote upon such other matters that may properly come before the meeting. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 6, and FOR 3 YEARS in Proposal 5. A shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.